[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Exhibit 10.28(i)

PROCESS DEVELOPMENT AND

CLINICAL SUPPLY AGREEMENT

This Process Development and Clinical Supply Agreement (“Definitive Agreement”) is made by and among

FIBROGEN, Inc.

225 Gateway Boulevard

South San Francisco, CA 94080

USA

(hereinafter called “FibroGen”),

and

Boehringer Ingelheim Pharma GmbH & Co. KG

Birkendorfer Straße 65

88397 Biberach an der Riss

Germany

(hereinafter called “BI Pharma”)

(hereinafter BI Pharma and FibroGen each shall also be called “Party” and collectively “Parties” as the case may be).

EFFECTIVE DATE: 29 November 2007

Process Development and Clinical Supply Agreement, BI Pharma/FibroGen

TABLE OF CONTENTS

Preamble			4
1.	Definitions		4
	1.1	“Acceptance Criteria”	4
	1.2	“Authorization to Proceed” or “ATP”	4
	1.3	“Batch”	4
	1.4	“BI Pharma Contribution”	4
	1.5	“Product [ * ]”	5
	1.6	“BI Pharma Confidential Information and Know-How”	5
	1.7	“BI Pharma Intellectual Property”	5
	1.8	“BI Pharma Technology”	5
	1.9	“Biberach Facility”	5
	1.10	“Certificate of Analysis”	5
	1.11	“Confirmation of Compliance”	5
	1.12	“cGMPs”	5
	1.13	“Confidentiality Agreement” or “CDA”	6
	1.14	“CTGF”	6
	1.15	“Deliverables”	6
	1.16	“Effective Date”	6
	1.17	“Exclusivity Period”	6
	1.18	“FibroGen Confidential Information and Know-How”	6
	1.19	“FibroGen Contribution”	6
	1.20	“FibroGen Intellectual Property”	6
	1.21	“FibroGen Technology”	6
	1.22	“Improvements”	7
	1.23	“Knowledge”	7
	1.24	“Manufacturing Titer”	7
	1.25	“Materials”	7
	1.26	“Other Improvements”	7
	1.27	“Process”	7
	1.28	“Process Description”	7
	1.29	“Product”	7
	1.30	“Project”	8
	1.31	“Project Fee”	8
	1.32	“Project Manager”	8
	1.33	“Project Team”	8
	1.34	“QAA”	8
	1.35	“Specification(s)”	8
	1.36	“Steering Committee”	8
	1.37	“Technology”	8
2.	Cooperation between the Parties in the Course of the Project		8
	2.1	Personnel	8
	2.2	Conduct of the Project and BI Pharma’s Work and Tasks	10
	2.3	Deliverables	10
	2.4	Project is Experimental in Nature	10
	2.5	Additional Work	11
	2.6	FibroGen Confidential Information and Know-How and Material	11
	2.7	General policy regarding BI Pharma Confidential Information and Know-How	12
3.	Project Fee and Payments		12
	3.1	Project Fee	12

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Process Development and Clinical Supply Agreement, BI Pharma/FibroGen

	3.2	Invoicing and Payment	12
4.	Delivery Terms of Product for Clinical Use		12
	4.1	General	12
	4.2	Access to Facility	14
	4.3	Recall	14
5.	Ownership and Use of Project Data and Cell Banks.		14
	5.1	Project Data	14
	5.2	Use of the Process	15
	5.3	Licenses	15
6.	[ * ] Manufacture		15
	6.1	BI Pharma’s Option for [ * ] Contract Manufacturing	15
	6.2	Negotiation of the Definitive Exclusive [ * ] Manufacture and Supply Agreement	16
	6.3	Non Execution of the Supply Agreement	17
7.	Representations, Warranties and Indemnification		17
	7.1	Mutual Representations, Warranties and Covenants	17
	7.2	FibroGen Warranties	18
	7.3	BI Pharma Warranties	18
	7.4	Process for Defense of Infringement	19
	7.5	Disclaimer of Warranties	20
8.	Limitation of Liability, Indemnification and Insurance		20
	8.1	Limitation of Liability	20
	8.2	Insurance	21
9.	Intellectual Property		22
	9.1	Existing Intellectual Property Rights	22
	9.2	New Intellectual Property and Project Results	22
10.	Confidentiality		24
11.	Term and Termination		25
	11.1	Term	25
	11.2	Right to Terminate	25
	11.3	Effect of Termination	26
12.	Miscellaneous		27
	12.1	Force Majeure	27
	12.2	Conflict	27
	12.3	Publicity	27
	12.4	Notices	27
	12.5	Applicable Law and Jurisdiction	28
	12.6	Waiver	28
	12.7	Severability	28
	12.8	Dispute Resolution	28
	12.9	Assignment	28
	12.10	Impact of Definitive Agreement on Authorization to Proceed	29
List of Appendices:			30

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Process Development and Clinical Supply Agreement, BI Pharma/FibroGen

Preamble

WHEREAS, FibroGen is a company engaged in the design and development of innovative drugs; and

WHEREAS, BI Pharma has know-how and expertise to develop production processes for biopharmaceuticals towards [ * ] scale volumes and within international regulatory requirements; and

WHEREAS, Parties have previously entered into a Confidentiality Agreement and an Authorization to Proceed, each as defined below; and

WHEREAS, FibroGen wishes to have BI Pharma, and BI Pharma has agreed to, develop a [ * ] production cell line and a [ * ] production process for the production of FibroGen’s Product with the aim under this Definitive Agreement to produce material for preclinical and clinical testing; and

WHEREAS, FibroGen is willing to, following such preclinical and clinical testing, provide BI Pharma hereunder with an option regarding [ * ] manufacture of the Product.

NOW THEREFORE and in consideration of the mutual covenants set forth in this Definitive Agreement, BI Pharma and FibroGen hereby agree as follows:

1.	Definitions

1.1	“Acceptance Criteria”

shall mean the (preliminary or final, as the case may be) Specifications of the Product for clinical use set forth in Appendix 9, accompanied by a Confirmation of Compliance and Certificate of Analysis, and review and approval by FibroGen of the respective executed Batch Records (as defined in the Quality Agreement).

1.2	“Authorization to Proceed” or “ATP”

shall mean the Authorization to Proceed which covered initial development work on the Product entered into between the Parties on the 12th July 2006 and amended by Amendments effective as of September 14, 2006, November 14, 2006 and February 15, 2007, and a Letter Agreement as of May 25, 2007, the Additional Letter Agreement as of June 15, 2007, the Second Additional Letter Agreement of June 29, 2007, the Third Additional Letter Agreement of July 23, 2007, and the Fourth Additional Letter Agreement of August 29, 2007, each attached to this Definitive Agreement as Appendix 8.

1.3	“Batch”

shall mean Product from one fermentation run using the Process.

1.4	“BI Pharma Contribution”

shall mean the [ * ] provided by BI Pharma and which comprise a portion of the Product [ * ], as set forth on Appendix 11 hereto.

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Process Development and Clinical Supply Agreement, BI Pharma/FibroGen

1.5	“Product [ * ]”

shall mean the [ * ].

1.6	“BI Pharma Confidential Information and Know-How”

shall mean all existing or future confidential technical or other information relating to (a) the Biberach Facility, (b) BI Pharma Technology, (c) the Process, (d) the BI Pharma Contribution, (e) BI Pharma Improvements, (f) BI Pharma Information as defined in the CDA, and/or (g) know-how for the development and manufacture of biopharmaceuticals generally, in each case (a)-(g) whether patented or not patented, including, without limitation, trade secrets, know-how, processes, concepts, experimental methods and results and business and scientific plans that are disclosed or supplied to FibroGen or used in connection with the Project.

1.7	“BI Pharma Intellectual Property”

shall have the meaning set forth in Section 9.2.2.

1.8	“BI Pharma Technology”

shall mean the Technology developed or obtained by or on behalf of BI Pharma (i) prior to May 18, 2006 or (ii) independent of the ATP or this Definitive Agreement and activities conducted thereunder and hereunder without the use of the of FibroGen Information (as defined in the CDA) or the Materials, including without limitation, the BI Pharma proprietary technology known as [ * ] and the Process.

1.9	“Biberach Facility”

shall mean the biotech buildings at the Biberach, Germany, site of BI Pharma.

1.10	“Certificate of Analysis”

shall mean, with respect to a Batch, that complete and accurate document setting forth the measured and observable characteristics of each Batch as required by the Acceptance Criteria, as dated, executed and provided to FibroGen by BI Pharma.

1.11	“Confirmation of Compliance”

shall mean BI Pharma’s complete and accurate certificate, executed and delivered to FibroGen in connection with each Batch of Product, confirming that such Batch of Product was manufactured according to cGMPs, the Process and applicable laws at the place of manufacturing, and setting forth any deviations therefrom and the results of final investigations thereof including a summary of environmental monitoring limit excursions for aseptic filling if applicable.

1.12	“cGMPs”

shall mean current Good Manufacturing Practice regulations as codified in:

The Rules Governing Medicinal products supplied in the European Union: Volume 4 — Medicinal products supplied for Human and Veterinary Use: Good Manufacturing Practice, as amended from time to time; the United States Code of Federal Regulations, title 21, parts 210, 211, 600 and 610, as amended from time to time; and the International Committee on Harmonisation and other comparable guidelines, directives or standards required by governmental authorities in the United States and the European Union.

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Process Development and Clinical Supply Agreement, BI Pharma/FibroGen

1.13	“Confidentiality Agreement” or “CDA”

shall mean the Confidentiality Agreement between the Parties entered into on August 4, 2004 and amended on May 15, 2006.

1.14	“CTGF”

shall mean the protein known as Connective Tissue Growth Factor.

1.15	“Deliverables”

shall have the meaning specified in Section 2.3 hereof.

1.16	“Effective Date”

shall mean the date of commencement of this Definitive Agreement as mentioned on the cover page above.

1.17	“Exclusivity Period”

shall have the meaning specified in Section 6.1 hereof.

1.18	“FibroGen Confidential Information and Know-How”

shall mean all existing or future confidential technical or other information relating to (a) the Materials, (b) plasmids for the Product (c) FibroGen Information as defined in the CDA, (d) the FibroGen Technology, and/or (e) know-how for the development and manufacture of biopharmaceuticals, in each case (a) — (e), whether patented or not patented, and including, without limitation, all know-how, trade secrets, inventions, patent applications, processes, concepts, experimental methods, and results and any other information concerning FibroGen ‘s financial situation, business plans, and its research and product designs, that are disclosed or supplied to BI Pharma in connection with the Project, or used on behalf of FibroGen by BI Pharma pursuant to this Definitive Agreement.

1.19	“FibroGen Contribution”

shall mean the [ * ] provided by FibroGen and used in creation of the Product [ * ], as set forth on Appendix 12.

1.20	“FibroGen Intellectual Property”

shall have the meaning specified in Section 9.2.1 hereof.

1.21	“FibroGen Technology”

shall mean (i) the Materials, including the FibroGen Contribution, (ii) the Product, and any modifications, derivatives, or fragments thereof, and (iii) the Technology of FibroGen developed or obtained by or on behalf of FibroGen (x) prior to the Effective Date or (y) independent of and without the use of BI Pharma Confidential Information and Know-How.

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Process Development and Clinical Supply Agreement, BI Pharma/FibroGen

1.22	“Improvements”

shall mean all Technology, discoveries and inventions, and all modifications, derivatives and improvements thereto or new uses thereof (whether or not protectable under patent, trademark, copyright or similar laws) that are discovered, developed or reduced to practice by BI Pharma in the performance of this Definitive Agreement or the ATP.

1.23	“Knowledge”

shall mean that which a Party [ * ].

1.24	“Manufacturing Titer”

shall mean the yield of Product obtained from a particular manufacturing run after purification, expressed in grams of Product per liter of media used in such manufacturing run.

1.25	“Materials”

shall mean cDNA encoding a human antibody directed to CTGF and currently designated by FibroGen as FG-3019, cell lines, constructs, reagents, antibodies and/or other materials as laid down in detail in Appendix 1, as amended from time to time, and any know-how or data relating directly thereto and provided with such cDNA to BI Pharma by or on behalf of FibroGen.

1.26	“Other Improvements”

shall have the meaning set forth in Section 9.2.3.

1.27	“Process”

shall mean all the steps involved in the BI Pharma in-part proprietary and in-part non-proprietary manufacturing process using the Product [ * ] to produce the Product, including, without limitation, the manufacture, testing and packaging thereof.

1.28	“Process Description”

shall mean a controlled document, approved by authorized technical and quality representatives of both Parties, that documents the general outline of the Process. It includes all relevant Process parameters to be met and equipment and raw materials to be used.

1.29	“Product”

shall mean the human monoclonal antibody directed at CTGF, expressed from the FibroGen Contribution provided to BI Pharma and formulated either as bulk drug substance or in final dosage form as drug product, as the context requires.

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Process Development and Clinical Supply Agreement, BI Pharma/FibroGen

1.30	“Project”

shall mean the activities set forth on the Project Plans attached in Appendix 2, as may be amended from time to time, including without limitation the cell line development program and process development program for the Product.

1.31	“Project Fee”

shall have the meaning specified in Section 3.1 hereof.

1.32	“Project Manager”

shall have the meaning specified in Section 2.1.1 hereof.

1.33	“Project Team”

shall have the meaning specified in Section 2.1.2 hereof and at the Effective Date shall consist of the persons listed in Appendix 3.

1.34	“QAA”

shall mean the Quality (Assurance) Agreement entered into between the Parties simultaneously with this Agreement and attached hereto as Appendix 6.

1.35	“Specification(s)”

shall mean all the tests, analytical methods and acceptance criteria and/or limits, and the results thereof, as applicable, agreed by the Parties, within which the Product has to conform to be considered acceptable by FibroGen, attached hereto as Appendix 9. The Parties are in agreement, that in the first instance they will agree on [ * ], which shall be fixed to final Specifications [ * ] in accordance with Section 2.4.

1.36	“Steering Committee”

shall have the meaning specified in Section 2.1.3 hereof.

1.37	“Technology”

shall mean all cDNA, cell lines, cell banks, master cell banks, constructs, reagents, antibodies and/or other tangible materials, methods, techniques, processes, trade secrets, copyrights, know-how, data, documentation, regulatory submissions, specifications and other intellectual property of any kind (whether or not protectable under patent, trademark, copyright or similar laws).

2.	Cooperation between the Parties in the Course of the Project

2.1	Personnel

2.1.1.	Designation of Project Manager

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Process Development and Clinical Supply Agreement, BI Pharma/FibroGen

Upon commencement of this Definitive Agreement BI Pharma and FibroGen will each appoint a Project Manager who will coordinate and supervise the Project including communication of all instructions and information concerning the Project to the other Party. The Project Manager will serve as contact person for the other Party. Each Project Manager will be available on an agreed [ * ] basis for consultation at prearranged times during the course of the Project. Project Managers shall be copied on all correspondence by other Project Team members and all correspondence between the Parties. In the absence of the Project Manager, a substitute shall be appointed. Additional modes or methods of communication and decision making may be implemented with the mutual written consent of each Party. Each Party will use reasonable efforts to provide the other Party with [ * ] prior written notice of any change in such Party’s Project Manager.

2.1.2.	Project Team

The Parties shall establish a Project Team consisting of the necessary disciplines and their respective Project Manager to (a) ensure the progress of the Project, (b) coordinate the performance of the Project, and (c) facilitate communication among the Parties. Each Project Team member shall have knowledge and ongoing familiarity with the Project and will possess the authority to make decisions on matters likely to be raised in the Project Team. Notwithstanding Section 2.1 each Party shall have the right to substitute its members of the Project Team as needed from time to time by giving written notice to the other Party due time in advance.

The Project Team shall meet in person or by means of a video conference or teleconference on a periodic basis (a) as agreed by the Project Managers within [ * ] after written request for such meeting by either Party, or (b) as specified in the Project Plan (Appendix 2).

The Project Team shall oversee the Project. Prior to each meeting of the Project Team the Parties will distribute to each other written copies of all materials, data and information arising out of the conduct of their activities hereunder.

Each Party shall bear its own costs associated with such meetings and communications. It is the right of each Party to call for a Project Team meeting according to the covenants of this Section 2.1 upon written request at any time. In such case the meeting will be held at the other Party’s offices (or by means of videoconference or teleconference upon suggestion of the requesting Party) at a time mutually agreed to by both Project Managers if not otherwise agreed between the Parties.

The requesting Party shall prepare minutes of the meeting which shall be circulated promptly following the meeting.

The current members of the Project Team and the Project Managers are set forth in Appendix 3 attached hereto.

2.1.3.	Steering Committee

The Parties shall form a Steering Committee, to which each Party will appoint [ * ] executive employees, including the Project Managers, all of whom shall be familiar with the Project. The Steering Committee shall have general oversight and review of the activities of the Project Team and shall resolve any issues referred to the Steering Committee by the Project Team.

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Process Development and Clinical Supply Agreement, BI Pharma/FibroGen

The Steering Committee shall meet within [ * ] after receipt of a written request by one Party to the other Party. The request shall describe the matter in dispute and the solution which the requesting Party proposes to be decided.

The Steering Committee will take action by unanimous consent of the Parties, with the representatives of each Party collectively having a single vote, or by a written resolution signed by all of the representatives. If the Steering Committee is unable to reach unanimous consent on a particular matter, then the matter will be referred to the chief executive officers of the Parties, who will use good faith efforts to resolve such matter.

The members of the Steering Committee and the names of the respective chief executive officers of the Parties are set forth in Appendix 3 attached hereto.

2.2	Conduct of the Project and BI Pharma’s Work and Tasks

The Parties shall engage in the Project upon the terms and conditions set forth in this Definitive Agreement. In the course of this Definitive Agreement the Parties shall perform the Project as laid down and detailed in Appendix 2 (Project Plan including Project Timeline). Upon mutual agreement by the Parties, additional manufacturing runs may be performed by BI Pharma under work plans added as amendments to Appendix 2.

Each Party shall fully and reasonably cooperate with the other Party to provide appropriate information and assistance to the other Party in connection with the Project, responding in a reasonable and timely manner with respect to all reasonable requests for information and approval. Neither Party shall be liable for any delays in its performance of the Project to the extent caused solely by the other Party’s failure to provide in a reasonably timely manner any information or approval reasonably requested by the other Party.

BI Pharma shall assign a sufficient number of professionally qualified personnel to perform the Project and shall perform its tasks under this Definitive Agreement according to the generally acceptable professional and then current industry standards and subject to terms and conditions as set forth herein, at all times in compliance in all material respects with all requirements of applicable laws and regulations. BI Pharma will [ * ] to achieve the estimated timelines as laid down in Appendix 2. Changes to the Project Plan including the Project Timeline, if any, shall require the written consent of both Parties.

2.3	Deliverables

BI Pharma will deliver the Deliverables laid down in detail in the Project Plan within the timelines laid down in the Project Plan (Appendix 2) to FibroGen. Following the completion of the activities required under the Project, BI Pharma will provide to FibroGen then available Product and a summary containing manufacturing and analytical testing, including without limitation, the information and the results of the respective development phase according to the workscope as further described in the Project Plan (Appendix 2).

2.4	Project is Experimental in Nature

As the Product has never been produced at [ * ], FibroGen acknowledges that the Project is experimental in nature and that no favorable or useful result [ * ] can be assured by BI Pharma. However, after [ * ] ([ * ]), the Parties shall in good faith agree on a revision (if necessary) to the preliminary specifications that shall then be the Specifications for subsequent runs in subsequent campaigns that shall form a basis for rejection or acceptance of the Product

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Process Development and Clinical Supply Agreement, BI Pharma/FibroGen

produced in any additional runs at [ * ] under the provisions of Section 4.1, and, provided that the Process and the Product [ * ] have not been materially changed, the Project shall no longer be considered experimental in nature and the obligation to meet Specification shall apply to all future runs at [ * ].

2.5	Additional Work

In case that the Parties agree on additional work for the benefit of the Project, BI Pharma shall perform such additional work to sustain the progress of the Project on conditions in terms of money, time and scope to be subject to mutual written agreement of the Parties hereto and defined in an amendment to the Project Plan.

2.6	FibroGen Confidential Information and Know-How and Material

To the extent not already transferred by FibroGen under the Authorization to Proceed, FibroGen shall transfer the Materials to BI Pharma subject to the terms of this Section 2.6, and BI Pharma shall use such Materials solely to conduct the Project in accordance with the Project Plan, this Definitive Agreement, or as otherwise may be agreed to by the Parties in writing. The Materials will not be used by BI Pharma in connection with any diagnosis, treatment or any activity in humans or for any use not directly related to the Project. BI Pharma’s use of the Materials will be in compliance with all applicable federal, state and local laws and regulations in Germany. BI Pharma accepts the Materials with the knowledge that they are experimental. The Materials may not be transferred or otherwise made available, in whole or in part, by BI Pharma to any other individual, entity or institution, including institutions and entities affiliated or under contract with BI Pharma without the prior written consent of FibroGen, which may be withheld by FibroGen for any reason. Such consent is [ * ] on a [ * ] as further discussed, agreed and documented in the Project Team.

The Materials are the property of FibroGen. It is agreed that the transfer of the Material hereunder shall be a bailment and shall not constitute a sale of Material or a grant, option or license of any patent or other rights except to allow BI Pharma to perform the Project. FibroGen shall retain and have all right, title and interest in and to the Materials.

Any Improvements that arise from any unauthorized use of FibroGen Confidential Information and Know-How (i.e. that are not specifically authorized under this Agreement) shall be owned by and are hereby assigned to FibroGen.

FibroGen will inform BI Pharma in a timely manner about any safety issues of which FibroGen becomes aware relating to the handling of the Materials and the Product (including but not limited to the FibroGen Contribution), after the date of the execution of this Definitive Agreement.

BI Pharma shall at all times take reasonable measures to protect the Materials from loss or damage and in no event measures less than employed by BI Pharma in the protection of its own proprietary materials, and shall promptly notify FibroGen if at any time it believes any Materials have been damaged, lost or stolen. BI Pharma will ensure that the Materials remain free and clear of any liens or encumbrances.

THE MATERIALS HAVE BEEN GIVEN TO BI PHARMA [ * ] AND ARE PROVIDED “AS IS” WITH NO WARRANTIES EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Process Development and Clinical Supply Agreement, BI Pharma/FibroGen

FibroGen and BI Pharma hereby acknowledge and agree that FibroGen is providing FibroGen Confidential Information and Know-How to BI Pharma for its use by BI Pharma on behalf of and for the benefit of FibroGen for the purposes of this Definitive Agreement, and BI Pharma will make use thereof solely for such purposes and FibroGen hereby consents to such use.

2.7	General policy regarding BI Pharma Confidential Information and Know-How

A general policy regarding BI Pharma Confidential Information and Know-How is laid down in Appendix 5. In the event of any inconsistency between Appendix 5 and this Definitive Agreement, this Definitive Agreement shall prevail.

3.	Project Fee and Payments

3.1	Project Fee

As consideration for BI Pharma’s performance of the Project, FibroGen shall pay BI Pharma the fees set forth in the payment schedule in Appendix 2 (the “Project Fee”). BI Pharma’s [ * ] for its performance of the Project, including without limitation, [ * ] in the Project Fees. BI Pharma will inform FibroGen and seek its consent in advance of including any raw materials in the Process that will cause extraordinary costs.

3.2	Invoicing and Payment

BI Pharma shall invoice FibroGen for Project Fees and for Product intended for clinical use according to the Payment Schedule in Appendix 2.

FibroGen shall make payment of all undisputed invoiced amounts net [ * ] from the date of receipt of BI Pharma’s invoice. If FibroGen fails to make timely payment when due under this Definitive Agreement, interest shall accrue at a fixed annual rate equal to [ * ] in The Wall Street Journal on the day that payment was due. All payments due under this Definitive Agreement shall be paid in Euros by wire transfer or by such other means agreed to in writing by the Parties. FibroGen will provide at least [ * ] advance notice to BI Pharma of each wire transfer to the bank account as BI Pharma shall designate in writing.

4.	Delivery Terms of Product for Clinical Use

4.1	General

BI Pharma shall (a) deliver to FibroGen or, (b) at the request of FibroGen, store Product on a “bill and hold” basis for further processing, the agreed amounts of the Product produced according to the Project Plan in accordance with agreed upon schedules, at the prices set forth in Appendix 2. Delivery of all Product by BI Pharma shall be made [ * ] (Incoterms 2000). Material that is requested to be stored shall be held by BI Pharma for further processing and BI Pharma shall [ * ] for Product held for further processing upon acceptance of the Product by FibroGen, on the terms and conditions as set forth in Appendix 13. BI Pharma shall package and arrange for shipment of Product to the delivery address specified by FibroGen, all in accordance with the instructions of FibroGen, provided that FibroGen [ * ] of Product in accordance with [ * ]. Each shipment will include a Certificate of Analysis, a Confirmation of Compliance and such other documentation as reasonably required to meet all applicable statutory and regulatory requirements. Delivery of Product shall be subject to quality and other provisions affixed as Appendix 6 to this Definitive Agreement. The Parties shall cooperate reasonably to obtain all customs licenses or permits necessary to ship Product (the evaluation of which customs licenses or permits required shall be [ * ]), and no shipment shall be made until such licenses or permits, if any, have been obtained

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Process Development and Clinical Supply Agreement, BI Pharma/FibroGen

FibroGen shall diligently examine Product delivered under this Definitive Agreement as soon as practicable after receipt. Notice of all claims arising out of (i) damage to or total or partial loss of Product or such other item in transit shall be given in writing to BI Pharma and the carrier or (ii) non-delivery shall be given in writing to BI Pharma within [ * ] after the date of BI Pharma’s dispatch notice. FibroGen shall make damaged Product available for inspection and shall comply with the requirements of any insurance policy covering Product. BI Pharma shall offer FibroGen all reasonable assistance, [ * ], in pursuing any claims arising out of the transportation of Product.

Except as otherwise provided herein and as set forth in Section 2.4, FibroGen shall have [ * ] from the date of delivery of Product in order to evaluate Product and accept or reject such delivery; provided that FibroGen shall only be permitted to reject Product if (a) BI Pharma fails to deliver a Certificate of Analysis and a Confirmation of Compliance, (b) the Product does not meet the Acceptance Criteria or (c) the Product, if intended for human use, was not manufactured in accordance with cGMPs and applicable laws at the place of manufacturing.

FibroGen will have no obligation to accept any Product that does not meet the foregoing requirements. If FibroGen determines after reviewing the relevant documentation and performing reasonable testing that any Batch does not meet such requirements, or if Product is determined by BI Pharma to be unsuitable for release, then the Parties will mutually agree, as promptly as reasonably possible, whether (a) to produce a new Batch at BI Pharma’s cost and expense, including the costs of materials used in the manufacture of such Batch, or (b) to rework or reprocess the Batch, at BI Pharma’s cost and expense, so that the Batch can be deemed to have been manufactured in compliance with cGMP and the agreed Process Description, and to conform to the Acceptance Criteria, or (c) BI Pharma shall credit in full the fees and expenses paid by FibroGen for such Batch, including the costs of materials used in the manufacture of such Batch or, if there are no further orders of Product or such credit exceeds the amount to be paid by FibroGen for any future orders, refund all uncredited or excess amounts to FibroGen. If the remedy set forth in either (a) or (b) is agreed to be performed by BI Pharma, then BI Pharma shall start the applicable work as soon as reasonably practicable, such that the next available manufacturing slot shall be used by BI Pharma to produce Product, with the goal to resupply within [ * ] from time of rejection by FibroGen. For the avoidance of doubt, if drug product is not accepted by FibroGen as provided above, then BI Pharma’s obligations set forth above shall apply both to the drug product and the bulk drug substance contained therein.

Notwithstanding the foregoing, the Parties agree that BI Pharma will perform a minimum of [ * ] runs in the initial campaign for production of the Product at the [ * ] scale, as outlined in the Project Plan. FibroGen shall accept or reject the Product for (i) the [ * ] runs according to the procedures and requirements set forth in this Section 4.1, and (ii) the [ * ] or — if applicable — subsequent runs according to the procedures and requirements set forth in this Section 4.1, provided, however, that with respect to any such [ * ] and — if applicable — subsequent runs, FibroGen shall only be responsible to accept and pay for the Product produced in the event that such Product meets the Acceptance Criteria and is qualified for use by regulatory authorities in [ * ] for use by FibroGen in clinical studies.

In the event FibroGen rejects Product for failure to meet Acceptance Criteria, BI Pharma shall have the right to sample and retest the Product, which shall be done as soon as practicable. In the event of a discrepancy between FibroGen’s and BI Pharma’s test results such that one Party’s results fall within the Acceptance Criteria and the other Party’s test results fall outside

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Process Development and Clinical Supply Agreement, BI Pharma/FibroGen

the Acceptance Criteria, or there exists a dispute over whether such failure is due (in whole or in part) to acts or omissions of FibroGen or any third party after Delivery, the Parties shall cause a testing laboratory agreeable to both Parties to perform comparative tests and/or analyses on samples of the alleged defective Product. The testing laboratory’s results shall be in writing and shall be final and binding save for manifest error on the face of its report. Unless otherwise agreed to by the Parties in writing, the costs associated with such testing and review shall be borne by the Party against whom the testing laboratory rules. The testing laboratory shall be required to enter into written undertakings of confidentiality no less burdensome than set forth or referred to by this Definitive Agreement.

4.2	Access to Facility

Upon reasonable notice FibroGen and its duly authorized representatives (which will consist of at least one quality representative and one technical representative) will — upon BI Pharma’s agreement regarding timing and specific manufacturing areas, which shall not be unreasonably withheld — have reasonable access to BI Pharma’s facilities used to manufacture Product, during operating hours and during active manufacturing of Product, to inspect the facility and manufacturing process to ascertain compliance by BI Pharma with the requirements of cGMP, the Acceptance Criteria and applicable German law in a manner that is customary in the biopharmaceutical contract manufacturing business.

4.3	Recall

BI Pharma shall reimburse to FibroGen the cost of any recall due to BI Pharma’s breach of this Definitive Agreement or the Quality Agreement, or BI Pharma’s negligence or willful misconduct by replacing the respective Product (or credit or refund, as set forth in Section 4.1, third paragraph (a) and (c), respectively) and paying the costs to return the Product.

5.	Ownership and Use of Project Data and Cell Banks.

5.1	Project Data

In consideration of the Project Fee:

(a) BI Pharma shall carry out the Project and provide FibroGen with a summary containing the results from manufacturing and analytical release and also shall provide FibroGen with summary report with results on the various stages of cell line development and process development;

(b) BI Pharma shall supply FibroGen with data, results and information required to comply with any request of any applicable regulatory body or to comply with such regulatory body’s requirement; and

(c) BI Pharma shall prepare the draft chemistry, manufacturing and controls section of any regulatory filing supporting the clinical development or application for marketing approval of the Product for [ * ] or other similar filing. FibroGen shall review, finalize and approve the chemistry, manufacturing and controls section of any regulatory filing drafted by BI Pharma. BI Pharma shall timely perform a final review of the chemistry, manufacturing and controls section of any such regulatory filing for accuracy of content of such section prior to filing by FibroGen with the relevant regulatory authorities. FibroGen may use the same information as provided for [ * ] for filing in other jurisdictions, in which regulatory approval is sought for which FibroGen gives BI Pharma prior written notice. Certain trade secret information may be provided by BI Pharma via DMF or similar filing (e.g. to a notified body) directly to the respective authorities.

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Process Development and Clinical Supply Agreement, BI Pharma/FibroGen

(d) For the avoidance of doubt, subject to FibroGen’s confidentiality obligations hereunder and without affecting the ownership of Improvements as set forth in Section 9, all Product specific reports (including but not limited to development reports, including SOP’s, if Product specific) generated as a result of the BI Pharma’s performance under this Definitive Agreement will be the sole and exclusive property of FibroGen [ * ]. This should not prevent BI Pharma to comply with regulatory requirements.

5.2	Use of the Process

Except as set forth in this Definitive Agreement, the Process shall not be used by FibroGen outside the scope of this Definitive Agreement.

The BI Pharma Contribution or cells derived therefrom contain [ * ], e.g. [ * ], which use is [ * ]. Any use outside of this Definitive Agreement, e. g. [ * ] may affect BI Pharma´s and/or third party rights. BI Pharma hereby represents and warrants that the use of the BI Pharma Contribution, [ * ] and the Process pursuant to and in compliance with this Definitive Agreement, including pursuant to the licenses granted to FibroGen hereunder, as of the Effective Date does not, to the Knowledge of BI Pharma, infringe any third party rights, and that no third party has made any claim to the contrary.

5.3	Licenses

Terms and conditions for the use of BI Pharma Confidential Information and Know-How by FibroGen, are laid down in Appendix 4. BI Pharma hereby grants to FibroGen [ * ], irrevocable, non-exclusive, sublicenseable, license under BI Pharma Technology and the BI Pharma Confidential Information and Know-How to make, have made, use, import, offer for sale and sell the Product for all purposes subject to the terms set forth in this Definitive Agreement. In the event that BI Pharma exercises its Option(s) set forth in Section 6, this license shall be royalty-free, or royalty bearing depending upon the circumstances set forth in Appendix 4

6.	[ * ] Manufacture

6.1	BI Pharma’s Option for [ * ] Contract Manufacturing

6.1.1.	BI Pharma Option Part 1

FibroGen hereby grants to BI Pharma the “BI Pharma Option Part 1”, a first option to manufacture and supply [ * ] Product using the Process with the Product [ * ] on [ * ] basis. Such option must be exercised by BI Pharma no later than [ * ], and such option will lapse if not exercised by BI Pharma by such date. This BI Pharma Option Part 1 for [ * ] Product at [ * ] scale by BI Pharma shall give BI Pharma the right and the obligation to conduct, to the extent Product is required by FibroGen, [ * ] runs at [ * ] scale per [ * ] period for a period of [ * ] periods commencing with [ * ]. In addition, BI Pharma will be entitled and obligated, to supply [ * ] of FibroGen’s [ * ] Product requirement in a calendar year during such period, up to a total of [ * ] in any calendar year [ * ]. If however, FibroGen does not require [ * ] (defined as [ * ] or [ * ] in the [ * ] based on the respective Manufacturing Titer achieved by BI Pharma) in a particular [ * ] period, always subject to the agreed forecasting system and as further defined in any [ * ] supply agreement for the Product, FibroGen will [ * ], which will be deemed to satisfy [ * ] obligation of FibroGen owed to BI Pharma.

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Process Development and Clinical Supply Agreement, BI Pharma/FibroGen

6.1.2.	BI Pharma Option Part 2

FibroGen hereby grants to BI Pharma the “BI Pharma Option Part 2”, an option, exercisable by BI Pharma only if it has properly exercised the BI Pharma Option Part 1 and the Parties have entered into the [ * ] supply agreement described in Section 6.2, to increase [ * ] to the amount produced in [ * ] runs at [ * ] in any [ * ] period of the [ * ] periods measured from [ * ] and [ * ] to [ * ] in any such [ * ] period. Such option must be exercised by BI Pharma no later than [ * ] after receipt of written notification by FibroGen of proof of concept of the Product in the indication [ * ] (currently anticipated to occur in [ * ], but subject to change based on FibroGen’s Product and business plans), and such BI Pharma Option Part 2 will lapse if not exercised by BI Pharma by such date. Effective upon BI Pharma’s proper exercise of the BI Pharma Option Part 2, [ * ] will be increased to the levels set forth in this paragraph.

6.1.3.	Negotiations, etc.

It is hereby understood by the Parties that BI Pharma Option Part 1 and BI Pharma Option Part 2 to manufacture and supply the Product [ * ] are subject to [ * ] and [ * ] and [ * ], which are [ * ]. Subject to BI Pharma Option Part 1 and BI Pharma Option Part 2, FibroGen will be free and BI Pharma will assist FibroGen to source Product from another manufacturer as described in the following paragraph, in a timely manner and taking into account the necessary lead time. The Parties also agree that if during the exclusive [ * ] supply period BI Pharma fails to timely fill any order for Product for any reason, [ * ] will be due on amounts of Product produced by another supplier and [ * ].

6.1.4.	Termination Right by FibroGen

On lapse of the BI Pharma Option Part 1 for any reason, or if BI Pharma materially breaches this Definitive Agreement, then (a) FibroGen may terminate the Definitive Agreement (subject, in the case of a material breach by BI Pharma only, to the terms described in Section 11.2.2, and (b) BI Pharma will (i) grant FibroGen [ * ], irrevocable, non-exclusive, fully sublicensable, [ * ] license to all the BI Pharma Technology, the BI Pharma Confidential Information and Know-How, the BI Pharma Improvements and BI Pharma’s interest in all Other Improvements; (ii) provide to FibroGen the manufacture and release documentation, in process and final Product standards, and other information regarding the Product including, without limitation, with respect to both (i) and (ii) all information, know how and intellectual property necessary to enable a knowledgeable manufacturer (i.e. FibroGen or a third party, as applicable) to establish the Process at such other manufacturing facility and thereby manufacture the Product using the Product [ * ] and the Process, including providing the [ * ] used in the Process or providing access to [ * ] that [ * ] used in the Process to such manufacturer, and (iii) assist such knowledgeable manufacturer in a reasonable Process and Technology transfer process sufficient to effect the foregoing at [ * ] to FibroGen.

6.2	Negotiation of the Definitive Exclusive [ * ] Manufacture and Supply Agreement

The Parties shall negotiate in good faith a [ * ] supply agreement upon such terms and conditions as they may agree. Such agreement is intended by the Parties to be concluded by [ * ]. However, the final execution date of said [ * ] supply agreement shall not be later than [ * ].

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Process Development and Clinical Supply Agreement, BI Pharma/FibroGen

6.3	Non Execution of the Supply Agreement

In the case that (i) BI Pharma expressly waives all its rights laid down in Section 6.1 (i.e. it does not exercise either BI Pharma Option Part 1 or it lapses), or (ii) without agreement between the Parties to terms and conditions of a [ * ] supply agreement by [ * ], or (iii) this Definitive Agreement is terminated by either Party other than by BI Pharma due to a material breach of this Definitive Agreement by FibroGen, or (iv) BI Pharma is not willing to perform [ * ] supply of the Product for FibroGen, of which circumstance BI Pharma must notify FibroGen no later than [ * ], then, in addition to any other rights of FibroGen under this Definitive Agreement:

(a) If it has not already done so, BI Pharma will comply with its obligations under Section 6.1.3.

(b) [ * ] of the Process transfer will be [ * ], except in the event of termination of this Definitive Agreement by FibroGen due to the material breach of BI Pharma, in which case, [ * ] shall [ * ]. These shall be the [ * ] with respect to the Process transfer, including without limitation, the transfer of any BI Pharma Confidential Information and Know-How to FibroGen or a third party, in connection with such Process transfer or otherwise.

In the case described above that the Parties have not been able to agree to terms and conditions of a [ * ] supply agreement by [ * ], the Parties agree that the [ * ] of the license granted to FibroGen shall be calculated as set forth in Appendix 4.

7.	Representations, Warranties and Indemnification

The Parties acknowledge that the Definitive Agreement supersedes the ATP as set forth in Section 12.10; however, each Party hereby agrees that each of the representations, warranties, and covenant made in this Section 7 shall be made both as of the Effective Date and as of July 12, 2006.

7.1	Mutual Representations, Warranties and Covenants

Each Party hereby represents, warrants and covenants to the other Party as follows:

a.	it is a corporation duly organized and validly existing under the laws of the state or other jurisdiction of incorporation or formation;

b.	the execution, delivery and performance of this Definitive Agreement by such Party has been duly authorized by all requisite corporate action;

c.	it has the power and authority to execute and deliver this Definitive Agreement and to perform its obligations hereunder;

d.	it will not during the term enter into any agreements, contracts or other arrangements that would conflict with its obligations under this Definitive Agreement.

7.2	FibroGen Warranties

FibroGen hereby warrants that:

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Process Development and Clinical Supply Agreement, BI Pharma/FibroGen

a.	FibroGen has the right to provide the FibroGen Confidential Information and Know-How and is not aware of any third party rights that will affect supply or use of the FibroGen Confidential Information and Know-How to and by BI Pharma;

b.	FibroGen is not aware of any special or unusual hazards involved in handling the Product of which it has failed to inform BI Pharma; and that it will inform BI Pharma after the date of execution of this Definitive Agreement only, of any changes related thereto coming to FibroGen’s attention after the date of execution of this Definitive Agreement; and

c.	FibroGen has full corporate authority to enter into this Definitive Agreement and the Definitive Agreement is binding upon FibroGen in accordance with its terms; and

d.	to the best of its Knowledge at the Effective Date the FibroGen Contribution and its use in the Product [ * ] by BI Pharma does not infringe the intellectual property rights of any third party and it will promptly notify BI Pharma in writing should it become aware of any claims asserting such infringement or of any third party intellectual property rights, that would be infringed by the FibroGen Contribution.

7.3	BI Pharma Warranties

BI Pharma hereby warrants that:

a.	BI Pharma is entitled to use the Biberach Facility and BI Pharma Confidential Information and Know-How, for the purposes set forth in this Definitive Agreement; and

b.	BI Pharma is not aware of any special or unusual hazards that would arise as a result of its carrying out of the Project as planned; and

c.	BI Pharma has full corporate authority to enter into this Definitive Agreement and the Definitive Agreement is binding upon BI Pharma in accordance with its terms.

d.	BI Pharma has the right, without restriction, to grant the licenses granted under this Definitive Agreement

e.	all Product that is required to be produced to cGMP standards will, at the time of delivery to FibroGen, (a) have been manufactured in accordance with such cGMP requirements and all other laws applicable at the place of manufacture, the Process Description approved by FibroGen, and the Acceptance Criteria, and (b) not be adulterated or misbranded under the United States Federal Food, Drug and Cosmetic Act, 21 U.S.C. §321 et seq., as amended from time to time;

f.	it has not been debarred, nor is it subject to a pending debarment, and that it will not use in any capacity in connection with the services under this Definitive Agreement any person who has been debarred pursuant to section 306 of the FDCA, 21 U.S.C. § 335a, or who is the subject of a conviction described in such section. BI Pharma agrees to notify FibroGen in writing immediately if BI Pharma or any person who is performing services under this Definitive Agreement is debarred or is the subject of a conviction described in section 306, or if any action, suit, claim, investigation, or proceeding is pending, or to BI Pharma’s Knowledge, is threatened, relating to the debarment or conviction of BI Pharma or any person performing services under this Definitive Agreement.

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Process Development and Clinical Supply Agreement, BI Pharma/FibroGen

g.	to the best of its Knowledge at the Effective Date its performance under this Definitive Agreement including, but not limited to, the BI Pharma Contribution, and its use in the Product [ * ], and/or the Process, by BI Pharma, FibroGen or a third party manufacturer of FibroGen, does not infringe the intellectual property rights of any third party and it will promptly notify FibroGen in writing should it become aware of any claims asserting such infringement or of any third party intellectual property rights, that would be infringed by the BI Pharma Contribution, and its use in the Product [ * ] and/or the Process; and

h.	as of the Effective Date no third party has asserted any claim or lawsuit against BI Pharma claiming infringement of any intellectual property owned by a third party with relation to BI Pharma Contribution and/or the Process, or any part or component thereof.

For avoidance of doubt, all BI Pharma and FibroGen liability or indemnification obligations that might result from the representations and warranties under this Section 7.3 are always subject to the limitations set forth in Section 8.1 of this Definitive Agreement.

7.4	Process for Defense of Infringement

Subject to each Party’s indemnification obligations, in the event that there occurs a Claim (as defined below), the Parties shall follow the following procedures with respect to the defense of the Claim:

•	BI Pharma agrees that if a third party threatens or asserts any claim or files any lawsuit, claiming that BI Pharma intellectual property utilized or necessary for manufacture and production of the Product, including, without limitation, the BI Pharma Contribution or the Product [ * ] or the Process, or the use thereof, constitutes infringement of any intellectual property owned by a third party (each, a “Claim”), BI Pharma will promptly and timely inform FibroGen of such Claim, and BI Pharma shall have the first right to negotiate, litigate and/or settle any such Claim, and shall defend any such Claim unless [ * ] for BI Pharma [ * ] from any settlement or judgment resulting from such Claim, provided, that FibroGen shall have the right to fully participate in the litigation, negotiation and settlement of all such Claims. For the avoidance of doubt, the [ * ], as used in this paragraph shall be [ * ] based on the BI Pharma Intellectual Property and [ * ] under this Definitive Agreement.

•	BI Pharma will keep FibroGen informed about such negotiation or litigation at all times, including all material events related thereto, and in the event that the amounts paid or to be paid by BI Pharma in settlement of any such Claim or group of related or unrelated Claims appear reasonably likely to exceed, individually or in the aggregate, BI Pharma’s indemnification obligations, or any contemplated settlement would place any obligations or restrictions upon FibroGen, then BI Pharma shall immediately inform FibroGen.

•	BI Pharma grants FibroGen “most favored nation” status with respect to any settlement entered into with respect to a Claim; i.e. BI Pharma agrees that in the event that BI Pharma settles any Claim, in whole or in part, including without limitation by entering into a license, then such settlement shall cover FibroGen and shall contain terms individually and in the aggregate equally as or more favorable to FibroGen as to BI Pharma and/or to any other third party, including, without limitation, any affiliates of BI Pharma and/or Boehringer Ingelheim GmbH. If BI Pharma settles any Claim in whole or in part on terms individually or more favorable to BI Pharma and/or to any other third party as to FibroGen, then the terms and conditions of the settlement with respect to FibroGen shall automatically adjust to the most favorable of such terms.

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Process Development and Clinical Supply Agreement, BI Pharma/FibroGen

•	FibroGen shall not be responsible to pay for any costs of any settlement by BI Pharma of any Claim(s) that exceed BI Pharma’s indemnification obligations or be bound by any obligations or restrictions agreed to by BI Pharma in any such settlement, without the prior written consent of FibroGen, which may be granted or withheld in its sole discretion.

In the case that BI Pharma decides not to negotiate, litigate or settle any Claim, FibroGen shall have the right to negotiate, litigate and settle any such Claim, and, provided that FibroGen decides to pursue such negotiation, litigation or settlement, BI Pharma will provide all reasonable cooperation to FibroGen such that FibroGen may appropriately defend such Claims. For the avoidance of doubt, BI Pharma’s indemnification obligations with respect to any Claim shall apply whether or not BI Pharma defends against (i.e. negotiates, litigates or settles) such Claim.

7.5	Disclaimer of Warranties

EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN THIS DEFINITIVE AGREEMENT, NEITHER PARTY MAKES ANY WARRANTY OF ANY KIND, EXPRESS OR IMPLIED, WITH RESPECT TO ANY INTELLECTUAL PROPERTY, TECHNOLOGY, RIGHTS, RESULTS OF THE PROJECT; THE DELIVERABLES OR OTHER SUBJECT MATTER OF THIS DEFINITIVE AGREEMENT OR THAT THE PROJECT WILL RESULT IN A COMMERCIALLY-VIABLE PROCESS, INCLUDING, WITHOUT LIMITATION, WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

8.	Limitation of Liability, Indemnification and Insurance

8.1	Limitation of Liability

8.1.1.	General

BI Pharma has no knowledge or awareness of or control over the manner in which FibroGen intends to use the results of the Project, the Product or the Deliverables, if any, obtained in the Project and in particular does not know or control how FibroGen intends to use such Product or results in clinical studies.

Except for willful misconduct, for which there shall be no limitation on liability, BI Pharma´s liabilities under Section 7 of this Definitive Agreement shall be limited to [ * ]. Except for willful misconduct, for which there shall be no limitation on liability, FibroGen’s liabilities under Section 7 of this Definitive Agreement shall be limited to [ * ] with respect to any BI Pharma Confidential Information and Know-How.

BI Pharma will provide reasonable co-operation, if requested by FibroGen, on matters relating to the Project in the event of such claims.

8.1.2.	No Consequential Damages

Under no circumstance either Party shall be entitled to incidental, indirect, consequential or special damages arising in connection with any default or breach of said Party’s obligations, but — for the avoidance of doubt — the respective indemnification obligations of each Party shall not be considered incidental, indirect, consequential or special damages.

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Process Development and Clinical Supply Agreement, BI Pharma/FibroGen

8.1.3.	Indemnification

BI Pharma shall indemnify, defend and hold FibroGen, its affiliates and their respective officers, directors, employees and agents harmless from and against all third party claims (including, but not limited to, claims relating to infringement of such third party’s intellectual property), losses, damages, costs and expenses including, without limitation, reasonable attorneys’ fees, resulting from or arising out of (i) BI Pharma’s performance of any activities under this Definitive Agreement (or any omission in connection therewith), except to the extent resulting from or arising out of the breach of this Definitive Agreement by, or the negligence or willful misconduct of, FibroGen, and except for any third party infringement claims to the extent such claims arise out of the use of the FibroGen Contribution or the Materials in the performance of any activities under this Definitive Agreement, (ii) any breach of this Definitive Agreement by BI Pharma, (iii) BI Pharma’s use of BI Pharma Technology including, to the extent included as part of the Product [ * ], in the performance of the Activities, or (iv) BI Pharma’s use of Improvements (including, to the extent included as part of the Product [ * ]) for any purpose. Notwithstanding anything to the contrary in this Section 8.1.2, BI Pharma’s liability for third party claims, losses, damages, costs and expenses including, without limitation, reasonable attorneys’ fees, under this Section 8.1.2 will be reduced to the extent such liability results from or arises out of any matter that falls within the scope of FibroGen’s obligations under this Section 8.1.2. As a condition of this indemnification obligation, FibroGen must promptly notify BI Pharma of a covered claim, must tender to BI Pharma (and/or its insurer) full authority to defend or settle the claim, and must reasonably cooperate with the defending party. The amounts payable by BI Pharma under this Section 8.1.2 will be limited as set forth in Section 8.1.1.

FibroGen shall indemnify, defend and hold BI Pharma, its affiliates and their respective officers, directors, employees and agents harmless from and against all third party claims (including, but not limited to, claims relating to infringement of such third party’s intellectual property), losses, damages, costs and expenses including, without limitation, reasonable attorneys’ fees, resulting from or arising out of (i) any breach of this Definitive Agreement by FibroGen, (ii) any use (including but not limited to the use in clinical trials) of the Product and/or Materials by or on behalf of FibroGen, except to the extent resulting from or arising out of the breach of this Definitive Agreement by, or the negligence or willful misconduct of, BI Pharma, and except for any third party infringement claims to the extent such claims arise out of the use of BI Pharma Technology in the performance of any activities under this Definitive Agreement (or any omission in connection therewith), or (iii) the use of Improvements by FibroGen for any purpose. Notwithstanding anything to the contrary in this Section 8.1.2, FibroGen’s liability for third party claims, losses, damages, costs and expenses including, without limitation, reasonable attorneys’ fees, under this Section 8.1.2 will be reduced to the extent such liability results from or arises out of any matter that falls within the scope of BI Pharma’s indemnification obligations under this Section 8.1.2. As a condition of this indemnification obligation, BI Pharma must promptly notify FibroGen of a covered claim, must tender to FibroGen (and/or its insurer) full authority to defend or settle the claim, and must reasonably cooperate with the defense. The amounts payable by FibroGen under this Section 8.1.2 will be limited as set forth in Section 8.1.1.

8.2	Insurance

Each of BI Pharma and FibroGen shall maintain during the term of this Definitive Agreement and for a period of [ * ] thereafter, comprehensive general liability insurance including

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Process Development and Clinical Supply Agreement, BI Pharma/FibroGen

products coverage, in amounts, which are reasonable and customary in the pharmaceutical industry for companies of comparable size and activities at their respective place of business. Such product liability insurance shall insure against all mandatory liability, including liability for personal injury, physical injury and property damage. Upon a Party’s written request the other Party shall within [ * ] provide the requesting Party with a written confirmation of the existence of such insurance. FibroGen shall have BI Pharma named as an additional insured party on any insurance policies described above. BI Pharma is self insuring in order to meet the obligations of this Section under this Definitive Agreement.

9.	Intellectual Property

9.1	Existing Intellectual Property Rights

BI Pharma hereby acknowledges that FibroGen is the owner of FibroGen Confidential Information and Know-How and the FibroGen Technology and BI Pharma shall acquire no rights, title or interest whatsoever in or to any of FibroGen Confidential Information and Know-How or FibroGen Technology, except as specifically provided for in this Definitive Agreement.

FibroGen hereby acknowledges that BI Pharma is the owner of BI Pharma Confidential Information and Know-How and the BI Pharma Technology and FibroGen shall acquire no rights, title or interest whatsoever in or to any of BI Pharma Confidential Information and Know-How or BI Pharma Technology, except as specifically provided for in this Definitive Agreement.

FibroGen hereby grants to BI Pharma and BI Pharma hereby accepts for the purpose of this Definitive Agreement a non-exclusive, non-sub-licensable, royalty free, license to use FibroGen Confidential Information and Know-How and FibroGen Technology solely to develop the Process and to manufacture the Product for clinical purposes under this Definitive Agreement.

9.2	New Intellectual Property and Project Results

9.2.1.	FibroGen

Improvements that (i) relate to FibroGen Confidential Information and Know-How, and (ii) do not relate to BI Pharma Confidential Information and Know-How, and (iii) which arise out of or in connection with BI Pharma’s activities performed under this Definitive Agreement (collectively, “FibroGen Intellectual Property”) will be exclusively owned by FibroGen and FibroGen shall control patent prosecution and maintenance thereof. BI Pharma agrees to assign and hereby assigns to FibroGen all right title and interest it may have in any FibroGen Intellectual Property. BI Pharma shall provide reasonable assistance to FibroGen for any action which may be necessary to assign or otherwise transfer any rights to FibroGen Intellectual Property contemplated by this Section 9.2. BI Pharma shall notify FibroGen within [ * ] of becoming aware of such FibroGen Intellectual Property.

9.2.2.	BI Pharma

Improvements that (i) relate to BI Pharma Confidential Information and Know-How, and (ii) do not necessarily rely upon FibroGen Confidential Information and Know-How, and (iii) which arise out of or in connection with BI Pharma’s performance of this Definitive Agreement (collectively, “BI Pharma Intellectual Property”) will be exclusively owned by

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Process Development and Clinical Supply Agreement, BI Pharma/FibroGen

BI Pharma, and BI Pharma shall control patent prosecution and maintenance thereof, except to the extent such Improvements may solely relate to the Process, provided, however, that if BI Pharma intends to file a patent application on BI Pharma Intellectual Property that exemplifies an embodiment using FibroGen Technology and/or the FibroGen Confidential Information and Know How (i.e. it contains an example wherein FibroGen Technology and/or the FibroGen Confidential Information and Know How is used as an example of the invention) (a “FibroGen Embodiment”), BI Pharma will provide FibroGen with a copy of the application for review not less than [ * ] prior to the intended filing date, and FibroGen will have the right to amend any section of the application describing the FibroGen Embodiment prior to filing. In addition, as soon as practicable after the initial filing of any such application, BI Pharma will amend the application to replace the FibroGen Embodiment with an embodient based on technology that does not constitute the FibroGen Technology or Confidential Information and Know How. If a granted or issued claim contained within BI Pharma Intellectual Property may not be practiced without the use of FibroGen Technology or FibroGen Confidential Information and Know How, BI Pharma hereby assigns and shall promptly execute any documents necessary to assign the patent to FibroGen, thereby giving FibroGen complete and sole ownership of the patent, at no cost to FibroGen. FibroGen agrees to assign and hereby assigns to BI Pharma all right title and interest it may have in any BI Pharma Intellectual Property except to the extent it relies upon FibroGen Confidential Information and Know How, to which extent such right title and interest shall be retained by FibroGen under this Definitive Agreement. FibroGen shall provide reasonable assistance to BI Pharma for any action which may be necessary to assign or otherwise transfer such rights to BI Pharma Intellectual Property contemplated by this Section 9.2.

9.2.3.	Other Improvements

a. Any Improvements that are not FibroGen Intellectual Property or BI Pharma Intellectual Property shall be defined as “Other Improvements” and shall be jointly owned by BI Pharma and FibroGen, with the parties entitled to practice the same as joint owners. Any Other Improvements shall be listed on Appendix 10, hereto, which shall be amended from time to time upon the creation of any additional Other Improvements. For the avoidance of doubt, know-how pertaining to [ * ] and [ * ] this Definitive Agreement, but [ * ] in the exercise of its rights under this Definitive Agreement may be [ * ], provided, that, notwithstanding the foregoing, BI Pharma may not use any Other Improvement that relates to FibroGen Technology in the production of antibodies to CTGF, including the Product, modifications and derivatives thereof, without FibroGen’s prior written consent, [ * ], provided, however, that it [ * ] for [ * ].

For avoidance of doubt, the Parties agree that the Product [ * ] and those portions of the Process that relate specifically to the Product or the Product [ * ] are Other Improvements, and FibroGen shall own the Product [ * ], however FibroGen hereby agrees [ * ].

In the event that either BI Pharma or FibroGen desires to file a patent application that contains the other Party’s Technology or Confidential Information and Know How, then the Party filing the application will provide the other Party with a copy of the application for review not less than [ * ] prior to the intended filing date, in order that the other Party may review the application such that it may amend the disclosure of its Technology or Confidential Information and Know-How, and the Party filing the application shall comply with all such requests for amendment.

b. BI Pharma hereby grants and agrees to grant to FibroGen a non-exclusive, [ * ] fully sublicensable license to BI Pharma’s interest under all Other Improvements developed, conceived or reduced to practice in the performance of the Authorization to Proceed or this Definitive Agreement to make, have made, use, import, sell, offer for sale and have sold the Product.

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Process Development and Clinical Supply Agreement, BI Pharma/FibroGen

c. The Parties shall meet and confer in good faith with regard to establishment and implementation of efforts to pursue patent protection for the Process, including, but not limited to, BI Intellectual Property comprising any part thereof. If BI Pharma elects not to pursue, or intends to abandon or not to file or maintain any patent or patent application in any jurisdiction, reasonable notice of which shall be given to FibroGen, FibroGen shall be entitled to pursue or maintain such patent or patent application, as applicable, and BI Pharma agrees to assign to FibroGen all right, title and interest it may have to such items of intellectual property.

d. FibroGen hereby grants to BI Pharma and BI Pharma hereby accepts for the purpose of pursuing the Project under this Definitive Agreement a non-exclusive, non-sub-licensable (except to BI Pharma affiliates), royalty-free, license to use the FibroGen Intellectual Property solely to develop the Process, and to use the Process solely for the manufacturing of the Product for clinical purposes in accordance with this Definitive Agreement.

e. The Parties shall be obligated to acquire the inventions and rights on the inventions made under this Definitive Agreement of its employees, consultants, agents and representatives. Employee invention compensation claims arising under the German Law on Employee Inventions (“Arbeitnehmererfindergesetz”) shall be borne by the Party that is exclusively entitled to own such invention, following the allocation of intellectual property as set forth in this Definitive Agreement, provided, that each Party shall have the right to decline to exploit or abandon its rights to any such invention and avoid paying any compensation therefore, provided, in the event that any such invention is subject to the licenses granted by BI Pharma to FibroGen hereunder, then not less than [ * ] prior to notifying the inventing employee(s) of its intention to decline to exploit and/or abandon such invention, BI Pharma shall offer to FibroGen the right to pursue protection of and exploit such invention and, if accepted by FibroGen within the [ * ] prior to the intended notification date (or such later date if extended), BI Pharma shall assign all rights to such invention exclusively to FibroGen on an irrevocable, [ * ], and [ * ] to [ * ] under the [ * ].

f. Subject to the terms and conditions contained in this Definitive Agreement, BI Pharma shall be responsible for filing, prosecution and maintenance of patent applications and patents granted or generated under this Definitive Agreement and owned by BI Pharma. FibroGen shall be responsible for filing, prosecution and maintenance of patent applications and patents granted or generated under this Definitive Agreement and owned by FibroGen.

g. BI Pharma shall keep FibroGen and FibroGen shall keep BI Pharma reasonably informed about prosecution of any patent applications and maintenance of any patents generated under this Definitive Agreement, including, without limitation, compliance with the terms of this Section 9.

10.	Confidentiality

Exchange of confidential information by the Parties shall be subject to the terms and conditions of the Confidentiality Agreement; provided, however, the Parties hereby agree that the Confidentiality Agreement shall apply to any BI Pharma Confidential Information and Know-How disclosed by BI Pharma to FibroGen and to any FibroGen Confidential Information and Know-How disclosed by FibroGen to BI Pharma in connection with this Definitive Agreement and the preceding agreements regarding the Product for a period of [ * ] following the termination or earlier expiration of this Definitive Agreement.

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Process Development and Clinical Supply Agreement, BI Pharma/FibroGen

Nothing in this Definitive Agreement or the Confidentiality Agreement shall be construed to restrict the Parties from disclosing any information as required by mandatory law or court order or other governmental order or request, provided in each case the Party requested to make such disclosure shall timely inform the other Party and use all reasonable efforts to limit the disclosure and maintain the confidentiality of such information to the extent possible, if it comprises BI Pharma Confidential Information and Know-How or FibroGen Confidential Information and Know-How. In addition, the Party proposing to make such disclosure shall permit the other Party to attempt to limit such disclosure by appropriate legal means.

Furthermore, a Party may make such disclosures of the other Party’s Confidential Information and Know-How, to governmental entities to the extent reasonably necessary in connection with pursuit of intellectual property protection, development and commercialization activities related to the Product, and approvals to use and sell the Product. Moreover, upon BI Pharma’s prior written approval, which shall not be unreasonably withheld or delayed, FibroGen may disclose BI Pharma Confidential Information and Know-How to entities with whom FibroGen has (or may have) a marketing and/or development collaboration for the Product and who have a specific need to know such information and who are bound by reasonable obligations of confidentiality and restrictions on use.

11.	Term and Termination

11.1	Term

This Definitive Agreement shall take effect as of the Effective Date, but shall govern activities originally performed under the Authorization to Proceed and shall expire upon completion of the Project, unless terminated earlier in accordance with this Definitive Agreement.

11.2	Right to Terminate

11.2.1.	General

If it is apparent to either Party at any stage of the Project that

•	it will not be possible to carry out the Project for scientific or technical reasons,

•	the Parties cannot agree on any material changes or amendments to the scope of the Project Plan of this Definitive Agreement necessary to proceed with the Project, including, but not limited to, time lines, price, costs and the services to be subject to BI Pharma’s obligations in Section 2.2

FibroGen may terminate this Definitive Agreement upon [ * ] prior written notice to the BI Pharma.

In addition, FibroGen may terminate this Agreement upon [ * ] notice for regulatory, commercial or medical developments only that have a material effect on its Product resulting in a discontinuation of the Product, provided, that if such developments have a material effect on the supply requirements but it is not finally determined to discontinue the Product, in which case FibroGen and BI Pharma shall work together to develop, if possible, a reasonable plan to respond to any such issues that arise, including indeterminate or extended delays that result from such developments.

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Process Development and Clinical Supply Agreement, BI Pharma/FibroGen

11.2.2.	Termination for Material Breach

This Agreement may be terminated at once by written notice by either Party, if the other Party breaches this Agreement in any material manner and shall have failed to remedy such default within [ * ] after written notice thereof from the terminating Party.

11.3	Effect of Termination

11.3.1.	General

Upon the expiration or termination of this Agreement, not due to FibroGen default of its contractual obligation:

(a)	In the event of termination as set forth in Section 11.2.1, no payments need be refunded by BI Pharma to FibroGen and the amount due to BI Pharma hereunder shall be limited to, [ * ] reasonably incurred by BI Pharma prior to such termination in respect of the purchase of supplies or raw materials etc., and [ * ] to [ * ]. BI Pharma shall mitigate all wind-down costs and non-cancellable expenses to the extent possible.

(b)	At the request of FibroGen, BI Pharma shall destroy the Product [ * ] as well as the material derived from its culture or deliver the Product [ * ] and materials derived therefrom at FibroGen’s request to FibroGen or a party nominated by FibroGen [ * ] and shall promptly return all FibroGen Confidential Information and Know-How to FibroGen; except for a copy and/or sample of each material for documentation purposes only. Except for the foregoing, BI Pharma´s responsibility to keep and store the Product [ * ] and any other materials shall terminate [ * ] after expiration or termination of this Agreement, and

(c)	FibroGen shall promptly return all BI Pharma Confidential Information and Know-How to BI Pharma, except for a single copy and/or sample for documentation purposes only.

(d)	At the request of FibroGen, BI Pharma shall ship all investments and raw material purchased in the course of the Project to FibroGen or a third contract manufacturer.

11.3.2.	Surviving Provisions

As far as not expressly set forth in this Definitive Agreement the following provisions of this Definitive Agreement shall survive the termination or expiration of this Definitive Agreement: 1, 2.6, 4.3, 5, 6, 7, 8, 9, 10, 11, 12.

In the case of termination by BI Pharma due to material breach based on willful misconduct of FibroGen, all licenses granted by BI Pharma under this Definitive Agreement shall be null and void and neither FibroGen nor any third party on behalf of or for FibroGen shall be entitled to further use BI Pharma Confidential Information and Know-How. The Parties agree that with regard to the payment obligations of FibroGen under this Definitive Agreement, a material breach based on willful misconduct of FibroGen shall only be considered to exist, if the delay in payment shall last for more than [ * ] after written notification by BI Pharma. It shall not be a material breach if there is a good faith dispute between the Parties with regard to that non payment.

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Process Development and Clinical Supply Agreement, BI Pharma/FibroGen

12.	Miscellaneous

12.1	Force Majeure

Neither Party shall be in breach of this Definitive Agreement if there is any failure of performance under this Definitive Agreement (except for payment of any amounts due hereunder) occasioned by any act of God, fire, act of government or state, war, civil commotion, insurrection, embargo, prevention from or hindrance in obtaining energy or other utilities, labour disputes of whatever nature or any other reason beyond the control of either Party.

12.2	Conflict

In case of a conflict between this Definitive Agreement and any of its Appendices, this Definitive Agreement shall prevail, if not expressly determined differently in the respective Appendix with reference to this Definitive Agreement. For the avoidance of doubt, any modification to or amendment of the Specifications shall only be effective upon and amendment of this Definitive Agreement.

12.3	Publicity

No press release or other form of publicity regarding the Project or this Definitive Agreement shall be permitted by either Party to be published unless both Parties have indicated their consent to the form of the release in writing. Nothing in this Section shall prevent the Parties from disclosing this Definitive Agreement, if and as far as required by applicable laws, rules or regulations. However, the disclosing Party shall inform the other Party well in advance whenever reasonably possible and shall provide the opportunity to comment on such required disclosure (e.g. under SEC rules).

12.4	Notices

Any notice required or permitted to be given hereunder by either Party shall be in writing and shall be (i) delivered personally, (ii) sent by registered mail, return receipt requested, postage prepaid or (iii) delivered by facsimile with immediate confirmation of receipt, to the addresses or facsimile numbers set forth below:

If to BI Pharma:

Boehringer Ingelheim Pharma GmbH & Co. KG

Birkendorfer Straße 65

88397 Biberach an der Riss

Federal Republic of Germany

Attention: [ * ]

Fax: [ * ]

Phone: [ * ]

If to FibroGen:

FibroGen, Inc.

225 Gateway Boulevard

South San Francisco, CA 94080

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Process Development and Clinical Supply Agreement, BI Pharma/FibroGen

U.S.A.

Attention: Thomas B. Neff

Chief Executive Officer

Phone: [ * ]

Fax: [ * ]

With a copy to:

Legal Department

Attn: General Counsel

Phone: [ * ]

Fax: [ * ]

12.5	Applicable Law and Jurisdiction

This Definitive Agreement shall be exclusively governed by and construed in accordance with the laws of Switzerland, except of its conflict of laws provisions. Exclusive place of jurisdiction and venue shall be the competent court in Geneva, Switzerland.

12.6	Waiver

No waiver of any term, provision or condition of this Definitive Agreement whether by conduct or otherwise in any one or more instances shall be deemed to be or construed as a further or continuing waiver of any such term, provision or condition or of any other term, provision or condition of this Definitive Agreement.

12.7	Severability

If any provision of this Definitive Agreement is held to be invalid or unenforceable by a court of competent jurisdiction all other provisions shall continue in full force and effect. The Parties hereby agree to attempt to substitute for any invalid or unenforceable provision a valid and enforceable provision which achieves to the greatest extent possible the economic legal and commercial objectives of the invalid or unenforceable provision.

12.8	Dispute Resolution

Any dispute relating to the validity, performance, construction or interpretation of this Definitive Agreement shall first be submitted for resolution to the Steering Committee.

12.9	Assignment

This Definitive Agreement shall be binding upon the successors and assigns of the Parties and the name of a Party appearing herein shall be deemed to include the names of its successors and assigns provided always that nothing herein shall permit any assignment by either Party. However, BI Pharma may assign this Definitive Agreement to a member of the Boehringer Ingelheim group of companies, which control, are controlled by or are under common control with BI Pharma, and FibroGen may assign this Definitive Agreement to its affiliates or in connection with the sale of all or substantially all of the assets and/or stock of the business related to the Product, provided, that the Parties agree that the activities under this Definitive Agreement shall be performed at the Biberach Facility. Such control shall exist through direct or indirect ownership of 50% or more of the nominal value of the issue equity share capital or of 50% or more of the shares entitling the holders to vote for the election of directors or persons performing similar functions.

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Process Development and Clinical Supply Agreement, BI Pharma/FibroGen

12.10	Impact of Definitive Agreement on Authorization to Proceed

This Definitive Agreement shall supersede and replace the Authorization to Proceed in its entirety, and all activities conducted under the ATP, and all rights accruing to the Parties in connection therewith, shall be governed by the terms and condition of this Definitive Agreement, and, except as provided for herein in Sections 2.6 (fourth subsection) and 7.2b, shall be retroactively deemed to have been conducted or arisen hereunder.

IN WITNESS WHEREOF, the Parties have caused this Definitive Agreement to be executed as of the Effective Date.

South San Francisco, November 29, 2007	Biberach, 3 December 2007

FibroGen, Inc.	Boehringer IngeIheim
Pharma GmbH & Co. KG
ppa.

/s/ Thomas B. Neff	[ * ]	[ * ]
Thomas B. Neff	[ * ]	[ * ]
CEO	SVP Biopharmaceuticals VP Legal Dept.

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Process Development and Clinical Supply Agreement, BI Pharma/FibroGen

List of Appendices:

Appendix 1:	FibroGen Materials

Appendix 2:	Project Plan including Project Timeline and Payment Schedule

Appendix 3:	Members of the Project Team & Steering Committee, Chief Executives

Appendix 4:	Conditions for the use of BI Pharma Confidential Information and Know-How

Appendix 5:	General Policy regarding BI Pharma Confidential Information and Know-How

Appendix 6:	Quality Assurance Agreement

Appendix 7:	not applicable

Appendix 8:	Authorization to Proceed and Letter Agreements (see Section 1.2 of the Definitive Agreement)

Appendix 9:	Specifications, incl. shipping and packing instructions agreed by the Parties (to be attached upon agreement of the Parties)

Appendix 10:	Other Improvements

Appendix 11:	Description of the “BI Pharma Contribution”

Appendix 12:	Description of the “FibroGen Contribution”

Appendix 13:	Bill and Hold Provisions

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Process Development and Clinical Supply Agreement, BI Pharma/FibroGen

Appendix 1

FibroGen Materials

[ * ]

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Process Development and Clinical Supply Agreement, BI Pharma/FibroGen

Appendix 2:

Project Plan including Project Timeline and Payment Schedule

[ * ]

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Process Development and Clinical Supply Agreement, BI Pharma/FibroGen

Appendix 3:

Members of the Project Team & Steering Committee, Chief Executives

Members of Project Team:

Project Team
BI-Team Member	Contact Information	Function	FG-Team Member	Contact Information	Function
[ * ]		[ * ]	[ * ]	[ * ]	[ * ]

[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]

[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]

[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]

[ * ]	[ * ]	[ * ]

[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]

[ * ]	[ * ]	[ * ]

[ * ]	[ * ]	[ * ]

[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Process Development and Clinical Supply Agreement, BI Pharma/FibroGen

Project Team
BI-Team Member	Contact Information	Function	FG-Team Member	Contact Information	Function
[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]

[ * ]	[ * ]	[ * ]

[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]

[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]

			[ * ]	[ * ]	[ * ]

[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]

			[ * ]	[ * ]	[ * ]

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Process Development and Clinical Supply Agreement, BI Pharma/FibroGen

Members of Steering Committee:

FibroGen Member	Function	BI Pharma Member	Function
[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Process Development and Clinical Supply Agreement, BI Pharma/FibroGen

Chief Executives:

Thomas B. Neff

CEO

FibroGen, Inc.

[ * ]

SVP Biopharmaceuticals

Boehringer Ingelheim Pharma GmbH & Co. KG

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Process Development and Clinical Supply Agreement, BI Pharma/FibroGen

Appendix 4:

Conditions for the use of BI Pharma Confidential Information and Know-How

License:	Subject to the royalty provisions set forth below, which are subject to Section 5.3 of the Definitive Agreement, BI Pharma hereby grants and agrees to grant to FibroGen a [ * ], fully sublicensable exclusive license under (i) BI Pharma Technology and (ii) BI Pharma Improvements, in each case (i) and (ii) to make, have made, use, import, sell, offer for sale and have sold Product, as set forth in Section 5.3 of the Definitive Agreement and only to the extent relating to the Product [ * ] under this Definitive Agreement. Any possible licenses that might be granted by BI Pharma to FibroGen relating to [ * ] or any [ * ] shall always be subject to separate discussion and agreement between the Parties, if any.

Milestone and

Royalties:	(a)	FibroGen will pay BI Pharma:

(i)	[ * ] upon [ * ]; and

(ii)	Any [ * ] supply agreement for the Product between BI Pharma and FibroGen will provide that FibroGen will pay royalties on net commercial sales of Products manufactured by or on behalf of FibroGen by a manufacturer other than BI Pharma using the BI Pharma Contribution and/or BI Pharma Process when FibroGen has not purchased [ * ] in a calendar year from BI Pharma. The royalty will be calculated on the resulting net sales of commercial Product representing [ * ] the [ * ] at royalty rates based on fermentation titer (which for the purpose of this Appendix 4 shall mean the yield of Product obtained from a particular manufacturing run [ * ], expressed in grams of Product per liter of media used in such manufacturing run) as follows:

fermentation titer (g/L)	royalty (% of net sales)
[ * ]	[ * ]

If BI Pharma does not agree to manufacture and supply Product for [ * ], or if BI Pharma so agrees, but then fails to fulfill its obligation to do so for any reason, then no royalties or milestone payment shall be payable to BI Pharma under the license.

In case that the Parties did not agree to terms and conditions of a definitive exclusive [ * ] supply agreement by [ * ], the Parties agree that the royalties of the license granted to FibroGen according to this Appendix 4, shall be [ * ] on the [ * ].

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Process Development and Clinical Supply Agreement, BI Pharma/FibroGen

Appendix 5:

General Policy regarding BI Pharma Confidential Information and Know-How

BI Pharma represents a bench mark in Biopharmaceuticals and has to keep certain trade secrets to maintain its leading position in this technology

•	As a consequence the following policy has been issued:

•	No Photos, Mobile Phones or other devices to make images in BI Pharma’s facility

•	No paper and writing during visits in the manufacturing facilities

•	No recording devices

•	No technical information about BI Pharma equipment or processing beyond the actual customer process to cover GMP-requirements

•	No copies of batch record but acceptance for onsite batch record review to cover GMP requirements

•	BI Pharma to provide agreed upon development and manufacturing progress reports and copies of transparencies shown during meetings

•	BI Pharma is willing to discuss Tech Transfer Terms during contractual negotiations

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Process Development and Clinical Supply Agreement, BI Pharma/FibroGen

Appendix 6:

Quality Assurance Agreement

[ * ]

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Process Development and Clinical Supply Agreement, BI Pharma/FibroGen

Appendix 7: Not applicable

Appendix 8:

Authorization to Proceed and Letter Agreements (see Section 1.2 of the Definitive Agreement)

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Process Development and Clinical Supply Agreement, BI Pharma/FibroGen

July 12th, 2006

Boehringer Ingelheim Pharma GmbH & Co. KG

Attn. [ * ]

Birkendorfer Strasse 65

D-88397 Biberach an der Riss

RE: AUTHORIZATION TO PROCEED

Dear Sirs:

This letter (the “Authorization to Proceed”) constitutes formal notification that FibroGen, Inc., 225 Gateway Boulevard, South San Francisco, California 94080 (“FibroGen”) intends to retain Boehringer Ingelheim Pharma GmbH & Co. KG, Birkendorfer Strasse 65, 88397 Biberach a.d. Riss (“BI Pharma”) to perform certain services (“Services”) with respect to the human monoclonal antibody directed at Connective Tissue Growth Factor (CTGF) identified by FibroGen as FG-3019 (“Product”) as described in the proposed master plan dated June 30, 2006 attached hereto as Appendix A (the “Proposal”).

1.	Authorization.

FibroGen and BI Pharma are negotiating in parallel a definitive agreement for BI Pharma’s provision of Services to FibroGen (“Definitive Agreement”). FibroGen and BI Pharma recognize that this Authorization to Proceed is necessary to expedite the Services due to the desired time frame for the project. Accordingly, .pending completion of such negotiations and the execution of a Definitive Agreement with respect to the Services, FibroGen hereby authorizes BI Pharma, under the terms and conditions set forth in this Authorization to Proceed, to commence performance of certain activities under the Services (the “Activities”), i.e. the Services described under the headings [ * ] and [ * ], all as more fully described in the Proposal. No Product will be produced under this Authorization to Proceed for human clinical studies or use.

FibroGen shall provide the Materials, and all know-how and other information and documents necessary for BI Pharma to perform the Activities at the latest on [ * ]. In the case that FibroGen has failed to provide such deliverables, BI Pharma is entitled to terminate this Authorization to Proceed.

2.	Definitive Agreement.

FibroGen and BI Pharma will continue negotiations in good faith to execute a signed Definitive Agreement covering the anticipated terms and scope of the Services. The Definitive Agreement shall also include certain additional terms set forth in Appendix B to this Authorization to Proceed. It is anticipated that both parties will sign such an agreement on or before [ * ]. If the parties fail to do so, a new or revised Authorization to Proceed signed by authorized representatives of the parties defining the revised terms and activities will be necessary for BI Pharma to continue. The execution of the Definitive Agreement is subject to the approval of FibroGen’s and BI Pharma’s Board of Directors. This Authorization to Proceed is binding on the parties hereto, but does not obligate the parties to enter into the Definitive Agreement.

3.	FibroGen Materials.

(a) Subject to the terms of this Authorization to Proceed, FibroGen shall transfer such Materials (defined below) to BI Pharma as FibroGen deems reasonably required for the performance of the Activities by BI Pharma. “Materials” shall mean all (a) cDNA encoding Product, cell lines, cell banks, and master cell banks (collectively, “FibroGen Cell Lines”) and (b) constructs, reagents, antibodies and/or other tangible materials, in each case provided by FibroGen to BI Pharma connection with the Activities.

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Process Development and Clinical Supply Agreement, BI Pharma/FibroGen

(b) BI Pharma shall use the Materials solely to conduct the Activities in accordance with the Proposal or as otherwise agreed by the parties in writing. The Materials may not be provided to any other individual, entity or institution, including institutions and entities affiliated or under contract with BI Pharma without the prior written consent of FibroGen, which may be withheld by FibroGen for any reasonable business reason. The Materials will not be used in -connection with any diagnosis, treatment or any other activity in humans or for any use not directly related to the Activities. BI Pharma’s use of the Materials will be in compliance with all applicable federal, state and local laws and regulations. BI Pharma accepts the Materials with the knowledge that they are experimental.

(c) The Materials are the property-of FibroGen and FibroGen shall retain all right, title and interest in the Materials. It is agreed that the transfer of the Materials hereunder shall be a bailment and shall not constitute a sale of the Materials or a grant, option or license of any patent or other rights except to allow BI Pharma to perform the Activities. BI Pharma shall at all times take such measures as are required to protect the Materials from loss or damage and shall promptly notify FibroGen if at any time it believes any Materials have been damaged, lost or stolen. BI Pharma will ensure that the Materials remain free and clear of any liens or encumbrances.

(d) THE MATERIALS ARE UNTESTED AND HAVE BEEN GIVEN TO BI PHARMA GRATUITOUSLY. ACCORDINGLY, THE MATERIAL IS PROVIDED “AS IS” WITH NO WARRANTIES EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR NON-INFRINGEMENT. FIBROGEN MAKES NO REPRESENTATION AND PROVIDES NO WARRANTY THAT THE USE OF THE MATERIALS WILL NOT INFRINGE ANY PATENT OR OTHER PROPRIETARY RIGHT.

4.	Confidential Information.

(a) The parties agree that the terms of the confidentiality agreement dated August 16, 2004 between BI Pharma and FibroGen, as amended on May 18, 2006 (the “CDA”), shall remain in full force and effect and shall apply to information and materials (i) disclosed and/or provided by FibroGen to BI Pharma in connection with the Activities, and (ii) generated by BI Pharma in the performance of the Activities, which in each case (notwithstanding anything to the contrary contained in such CDA) shall be deemed FibroGen’s Information (as defined in the CDA). The transfer of information hereunder shall not constitute any grant, option, or license under any patent or other rights of either party. BI Pharma shall use such FibroGen Information for the sole purpose of performing the Activities under the terms of this Authorization to Proceed or for such other purposes as may be approved by FibroGen in writing. This Authorization to Proceed and its appendices constitute “Information” of both parties under the CDA. The confidentiality obligation of the CDA shall apply to any Information received under this Authorization to Proceed until [ * ] after the effective date of this Authorization to Proceed.

(b) Each party (the “disclosing party”) may disclose the Information of the other party (the “receiving party”) to persons within the receiving party’s organization who have a need to receive such Information to perform the Activities and who are bound to protect the confidentiality of the disclosing party’s Information, as set forth in the immediately following paragraph. Furthermore, if required, the receiving party may disclose (i) the disclosing party’s Information to a governmental authority or by order of a court of competent jurisdiction, provided that such disclosure is subject to all applicable governmental or judicial protection available for like information and reasonable advance notice is given to the disclosing party and (ii) Improvements to the extent required to exploit its rights under Section 5 of this Agreement. Moreover, upon BI Pharma’s prior written approval, FibroGen may disclose BI Pharma Information relating to the Activities to entities with whom FibroGen has (or may have) a marketing and/or development collaboration and who have a specific need to know such Information and who are bound by a like obligation of confidentiality and restrictions on use.

(c) Each party has or will obtain agreements with all employees (as already provided for in the respective employee contracts), consultants and advisors and affiliates who are permitted access to the other party’s confidential information under this Authorization to Proceed which impose comparable confidentiality and non-use obligations on such persons.

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Process Development and Clinical Supply Agreement, BI Pharma/FibroGen

5.	Intellectual Property Rights.

None of the intellectual property rights generated in the performance of the Activities under this Authorization to Proceed will be used outside the scope of the Authorization to Proceed without having the Definitive Agreement and/or separate terms in place.

Furthermore, BI Pharma cannot use FibroGen Information, as defined in the CDA, or FibroGen Technology generated under this Authorization to Proceed in or in the support of any patent applications without the written consent of FibroGen. FibroGen cannot use BI Pharma Information, as defined in the CDA, or FibroGen Technology generated under this Authorization to Proceed in or in the support of any patent applications without the written consent of BI Pharma.

For the purpose of the Activities performed under this Authorization to Proceed the following definitions, whether used in the singular or plural, shall have the meaning as listed below:

“Technology” means all cDNA, cell lines, cell banks, master cell banks, constructs, reagents, antibodies and/or other tangible materials, methods, techniques, processes, trade secrets, copyrights, know-how, data, documentation, regulatory submissions, specifications and other intellectual property of any kind (whether or not protectible under patent, trademark, copyright or similar laws).

“BI Pharma Technology” means the Technology developed or obtained by or on behalf of BI Pharma (i) prior to May 18, 2006 (the “Effective Date”), or (ii) independent of this Agreement and without the use of the of FibroGen Information (as defined in the CDA), including without limitation, the BI Pharma proprietary technology known as [ * ] as well as the BI Pharma Process, as defined in Appendix B.

“FibroGen Technology” means (i) the Materials, (ii) Product, and (iii) the Technology of FibroGen developed or obtained by or on behalf of FibroGen (x) prior to May 18,2006 (the Effective Date), or (y) independent of this Agreement and without the use of BI Pharma Information as defined in the CDA.

“Improvements” means all Technology, discoveries and inventions, and all modifications, derivatives and improvements thereto or new uses thereof (whether or not protectible under patent, trademark, copyright or similar laws) that are discovered, developed or reduced to practice in the performance of the Activities.

The parties agree that (i) all Improvements that relate solely to FibroGen Technology or FibroGen Information, as defined in the CDA, (collectively, “FibroGen Improvements”), and (ii) all reports generated as a result of the performance of the Activities will in each case be the sole and exclusive property of FibroGen, and such FibroGen Improvements are hereby assigned to FibroGen (or its designee) without additional compensation to BI Pharma. BI Pharma will take such steps as FibroGen may reasonably request (at FibroGen’s expense) to vest in FibroGen (or its designee) ownership of the FibroGen Improvements. The parties agree that all Improvements (i) that relate solely to BI Pharma Technology or BI Pharma Information (collectively, “BI Pharma Improvements”) will be the sole and exclusive property of BI Pharma and such BI Pharma Improvements are hereby assigned to BI Pharma (or its designee) without additional compensation to FibroGen. FibroGen will take such steps as BI Pharma may reasonably request (at BI Pharma’s expense) to vest in BI Pharma (or its designee) ownership of the BI Pharma Improvements.

Any Improvement that are not FibroGen Improvements or BI Pharma Improvements (“Other Improvements”) will not be used outside this Authorization to Proceed without the parties mutual written agreement For the avoidance of doubt, know-how and intellectual property [ * ] under this Authorization to Proceed, and that is [ * ] shall be exempted from such non-use obligation, and [ * ].

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Process Development and Clinical Supply Agreement, BI Pharma/FibroGen

6.	Licenses.

FibroGen hereby grants to BI Pharma and BI Pharma hereby accepts for the purpose of this Authorization to Proceed a non-exclusive, non-sublicensable (except to BI Pharma corporate affiliates), royalty-free license to use FibroGen Technology solely to perform the Activities in accordance with this Agreement.

7.	Indemnification.

(a) BI Pharma shall indemnify, defend and hold FibroGen, its affiliates and their respective officers, directors, employees and agents harmless from and against all third party claims, losses, damages, costs and expenses including, without limitation, reasonable attorneys’ fees, resulting from or arising out of (i) performance of the Activities, except to the extent resulting from or arising out of the breach of this Authorization to Proceed by, or the negligence or willful misconduct of, FibroGen, and except for any third party infringement claims arising solely out of the use of FibroGen Technology in the performance of the Activities, (ii) any breach of this Authorization to Proceed by BI Pharma, (iii) the use of BI Pharma Technology in the performance of the Activities, or (iv) the use of Improvements by BI Pharma for any purpose. As a condition of this indemnification obligation, FibroGen must promptly notify BI Pharma of a covered claim, must tender to BI Pharma (and/or its insurer) full authority to defend or settle the claim, and must reasonably cooperate with the defending party.

(b) FibroGen shall indemnify, defend and hold BI Pharma, its affiliates and their respective officers, directors, employees and agents harmless from and against all third party claims, losses, damages, costs and expenses including, without limitation, reasonable attorneys’ fees, resulting from or arising out of (i) any breach of this Authorization to Proceed by FibroGen, or (ii) the use of Improvements by FibroGen for any purpose. As a condition of this indemnification obligation, BI Pharma must promptly notify FibroGen of a covered claim, must tender to FibroGen (and/or its insurer) full authority to defend or settle the claim, and must reasonably cooperate with the defense.

8.	Remedy; Limitation of Liability.

In the event of a breach or default by BI Pharma under this Authorization to Proceed, BI Pharma agrees, at FibroGen’s option, to either repeat the Activities at issue or refund the portion of the consideration attributable thereto. UNDER NO CIRCUMSTANCES SHALL EITHER PARTY BE ENTITLED TO INCIDENTAL, INDIRECT, CONSEQUENTIAL OR SPECIAL DAMAGES ARISING IN CONNECTION WITH ANY DEFAULT OR BREACH OF SAID PARTY’S OBLIGATIONS UNDER THIS AUTHORJZATION TO PROCEED, OR ANY ATTACHMENTS HERETO; PROVIDED, HOWEVER, THAT BI PHARMA’S LIABILITY UNDER THIS AUTHORIZATION TO PROCEED IS LIMITED TO [ * ], PROVIDED, FURTHER, THAT NOTWITHSTANDING THE FOREGOING, THE LIMITATIONS SET FORTH IN THIS PARAGRAPH WILL NOT APPLY TO DAMAGES RESULTING FROM BREACHES BY A PARTY OF ITS DUTY OF CONFIDENTIALITY AND NON-USE IMPOSED UNDER SECTION 4.

9.	Termination.

(a) FibroGen may terminate this Authorization to Proceed upon [ * ] prior written notice to BI Pharma if FibroGen decides to discontinue the development of the Product or due to major technical or business issues. FibroGen will pay any monies due and owing BI Pharma, up to the effective date of termination, for Activities actually performed and all authorized expenses actually incurred (as specified in the Proposal), and BI Pharma will immediately return and deliver to FibroGen all FibroGen Technology, FibroGen Information (as defined in the CDA), the Materials and tangible

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Process Development and Clinical Supply Agreement, BI Pharma/FibroGen

modifications and derivatives of the Materials. Based on the cost of Services set forth in Appendix A, if BI Pharma has received payment from FibroGen in excess of the amount of Activities it has completed at the time of termination by FibroGen, BI Pharma will then refund to FibroGen all such overpayment of funds. Sections 3(b), (c) and (d), 4, 5, 7, 8, 9(a) and 10 will survive the expiration or earlier termination of this Authorization to Proceed.

(b) FibroGen acknowledges that BI Pharma has [ * ] for manufacturing of clinical grade material for FibroGen [ * ] in the [ * ] under the assumption of a successful development of the process by BI Pharma. Therefore, (a) if process development by BI Pharma proceeds as planned and (b) milestones are achieved to meet the clinical trial supplies of FibroGen, and FibroGen and BI Pharma enter into the Definitive Agreement for clinical supply, [ * ]. However, this shall not apply if [ * ] to [ * ] for [ * ].

10.	Miscellaneous.

(a) If there is a conflict between this Authorization to Proceed and ..any appendix hereto, this Authorization to Proceed will control.

(b) This Authorization to Proceed shall be governed by and construed in accordance with the laws of Switzerland. Any disputes arising out of or in connection with this Authorization to Proceed shall be finally settled under the Rules of Arbitration of the International Chamber of Commerce by arbitrators appointed in accordance to such Rules. Any Arbitration proceedings will be carried out in Geneva, Switzerland and in the English language.

(c) For convenience, this Authorization to “Proceed may be signed in more than one counterpart and signature pages may be exchanged by facsimile.

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Process Development and Clinical Supply Agreement, BI Pharma/FibroGen

If this Authorization to Proceed represents our mutual understanding, please sign and return the enclosed copy, keeping the original for your files.

Very truly yours,

FibroGen, Inc.

By:	/s/ Tom Neff

Name:	Tom Neff

Title:	CEO

Agreed to this 12th day of July, 2006:

Boehringer Ingelheim Pharma GmbH & Co.KG

By:	[ * ]	By:	[ * ]

Name:	[ * ]	Name:	[ * ]
Title:	SVP Biopharmaceuticals	Title:	VP Legal Dept.

List of Appendices:

Appendix A:     Master Plan

Appendix B:     Development and Clinical Manufacturing Agreement, Additional Terms

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Process Development and Clinical Supply Agreement, BI Pharma/FibroGen

Appendix A

Master Plan

[ * ]

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Process Development and Clinical Supply Agreement, BI Pharma/FibroGen

Appendix B

Development and Clinical Manufacturing Agreement

Additional Terms

Overview:	FibroGen has developed, and is further developing, the Product [ * ]. FibroGen desires BI Pharma to develop and optimize a cell line using BI Pharma Technology, and to evaluate [ * ]. FibroGen, in its sole discretion, will select [ * ] for BI Pharma to produce, using the a manufacturing process to be developed by BI Pharma (“BI Pharma Process”), quantities of Product for evaluation by FibroGen in clinical studies.

Clinical Supply:	The Definitive Agreement will contain provisions regarding transfer pricing, forecasting, ordering, shipment, delivery, quality, Product testing, acceptance and rejection, tech transfer, representations and warranties, indemnification and other terms typically included in an agreement for the supply of material for [ * ]. Following the commencement of this Authorization to Proceed, Parties will negotiate and execute all quality terms necessary for the manufacture and supply of the Product for the use in clinical trials.

License to Other Improvements:	Upon execution of the Definitive Agreement, BI Pharma will grant to FibroGen a non-exclusive, [ * ], sublicensable license to any Other Improvements developed under the Authorization to Proceed for FibroGen’s use in the manufacture of its Product.

License:	Under the conditions as laid down below, BI Pharma will grant FibroGen a [ * ], fully sublicensable license exclusive to the Product under and to BI Pharma Technology, BI Pharma Improvements and Other Improvements, to make, have made, use, import, market, sell and have sold Product (the “License”). The License is royalty bearing as set forth below.

Milestone and Royalties:	(a) FibroGen wilt pay BI Pharma: (i) [ * ] upon [ * ]; and (ii) subject to the provisions of the section entitled “[ * ] Supply” below, FibroGen will pay royalties on net sales of Products manufactured by or on behalf of FibroGen [ * ] (defined below) of [ * ] in a calendar year from BI Pharma. The royalty will be calculated on the resulting net sales of Product representing [ * ] the [ * ] (defined below) at royalty rates based on manufacturing titer (definition to be negotiated in good faith by the parties and included in the Definitive Agreement) as follows:

Titer (g/L)	Royalty (% of Net Sales)
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]

(b) If the Product is manufactured by or on behalf of FibroGen using the BI Pharma Process [ * ], then FibroGen will pay BI Pharma [ * ] of the milestones and royalties described in paragraph (a) above. FibroGen may offset against these royalties [ * ] of payments to third parties under intellectual property licenses that are necessary or desirable to facilitate the development and manufacture of the Product.

If BI Pharma does not agree to manufacture and supply Product [ * ], or if BI Pharma so agrees, but then fails to fulfill its obligation to do so for any reason, then no royalties or milestone payment shall be payable to BI Pharma under the License.

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Process Development and Clinical Supply Agreement, BI Pharma/FibroGen

[ * ] Supply:	FibroGen will grant BI Pharma a first option to manufacture and supply on an exclusive basis, using the BI Pharma Process [ * ] to be agreed by the parties upon [ * ] and [ * ] at [ * ]. The exclusive supply will be based on [ * ] for a period of [ * ] from [ * ]. In addition, BI Pharma will be entitled to supply [ * ] of FibroGen’s Product requirement in a calendar year during the exclusive supply period. B1 Pharma may supply up to [ * ] in any calendar year. If however, FibroGen does not require [ * ] in a particular calendar or contractual year, as further defined in the [ * ] supply agreement, FibroGen will [ * ] and will have satisfied [ * ] obligation to BI Pharma.

It is hereby understood by the parties that BI Pharma’s first option to manufacture and supply the Product on an exclusive basis is subject to [ * ] and [ * ] and [ * ] which are [ * ]. The parties also agree that if during the exclusive supply period BI Pharma fails to satisfactorily meet [ * ] for any reason, FibroGen in its sole discretion will be free and BI Pharma will assist FibroGen to source Product from another supplier and no royalties will apply. Following the execution of BI Pharma option, and upon successful proof of concept for the Product the parties will negotiate the definitive [ * ] supply agreement.

Transfer of Product

Manufacturing

Process:	BI Pharma agrees to assist in the transfer of the manufacturing process for the Product subject to the provisions to be negotiated in the Definitive Agreement and or definitive [ * ] supply agreement described above.

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Process Development and Clinical Supply Agreement, BI Pharma/FibroGen

AMENDMENT TO AUTHORIZATION TO PROCEED

This Amendment No.1 to the Authorization to Proceed dated July 12, 2006 (the “Agreement”), by and between Boehringer Ingelheim Pharma GmbH & Co. KG, and FibroGen, Inc. and its subsidiaries (collectively, the “Parties”) shall be effective September 14, 2006. The Parties, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, agree as follows:

(1)	Section 2 of the Agreement is hereby amended in its entirety to read as follows:

FibroGen and BI Pharma will continue negotiations in good faith to execute a signed Definitive Agreement covering the anticipated terms and scope -of the Services. The Definitive Agreement shall also include certain additional terms set forth in Appendix B to this Authorization to Proceed. It is anticipated that both parties will sign such an agreement on or before [ * ]. If the parties fail to do so, a prolongation of Authorization to Proceed signed by authorized representatives of the parties will be necessary for BI Pharma to continue. The execution of the Definitive Agreement is subject to the approval of FibroGen’s and BI Pharma’s Board of Directors. This Authorization to Proceed is binding on the parties hereto, but does not obligate the parties to enter into the Definitive Agreement; and

(2)	Except as otherwise provided herein, the Agreement has not been modified or amended and remains in full force and effect.

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the date first set forth above.

FIBROGEN, INC.
By:	/s/ Thomas B. Neff

Name:	Thomas B. Neff

Title:	Chief Executive Officer

Date:	28 September 2006

Boehringer Ingelheim Pharma GmbH & Co. KG

By:	[ * ]	By:	[ * ]

Name:	[ * ]	Name:	[ * ]

Title:	SVP Biopharmaceuticals	Title:

Date:	27.10.06	Date:	25.10.06

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Process Development and Clinical Supply Agreement, BI Pharma/FibroGen

AMENDMENT NO. 2 TO AUTHORIZATION TO PROCEED

This Amendment No. 2 to the Authorization to Proceed dated July 12, 2006, as amended on September 14, 2006 (the Agreement”), by and between Boehringer Ingelheim Pharma GmbH & Co. KG, and FibroGen, Inc. and its subsidiaries (collectively, the “Parties”) shall be effective November 14, 2006. The Parties, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, agree as follows:

(1)	Section 2 of the Agreement is hereby amended in its entirety to read as follows:

FibroGen and BI Pharma will continue negotiations in good faith to execute a signed Definitive Agreement covering the anticipated terms and scope of the Services. The Definitive Agreement shall also include certain additional .terms set forth in Appendix B to this Authorization to Proceed. It is anticipated that both parties will sign such an agreement on or before [ * ]. If the parties fail to do so, a new or revised Authorization to Proceed signed by authorized representatives of the parties defining the revised terms and activities will be necessary for BI Pharma to continue. The execution of the Definitive Agreement is subject to the approval of FibroGen’s and BI Pharma’s Board of Directors. This Authorization to Proceed is binding on the parties hereto, but does not obligate the parties to enter into the Definitive Agreement; and

(2)	Except as otherwise provided herein, the Agreement has not been modified or amended and remains in full force and effect.

IN WITNESS WHEREOF, the Parties have executed this Amendment No. 2 as of the date first set forth above.

FIBROGEN, INC.
By:	/s/ Thomas B. Neff

Name:	Thomas B. Neff
Title:	CEO
Date:	14 Nov. 2006

Boehringer Ingelheim Pharma GmbH & Co. KG

By:	[ * ]	By:	[ * ]

Name:	[ * ]	Name:	[ * ]

Title:	SVP Biopharmaceuticals	Title:	Corporate Lawyer

Date:	28.11.06	Date:

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Process Development and Clinical Supply Agreement, BI Pharma/FibroGen

AMENDMENT NO. 3 TO AUTHORIZATION TO PROCEED

This Amendment No. 3 to the Authorization to Proceed dated July 12, 2006, as amended on September 14, 2006 and November 14, 2006 (the “Agreement”), by and between Boehringer Ingelheim Pharma GmbH & Co.KG, and FibroGen, Inc. and its subsidiaries (collectively, the “Parties”) shall be effective February 14, 2007. The Parties, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, agree as follows:

(1)	Section 2 of e Agreement is hereby amended in its entirety to read as follows:

FibroGen and BI Pharma will continue negotiations in good faith to execute a signed Definitive Agreement covering the anticipated terms and scope of the Services. The Definitive Agreement shall also include certain additional terms set forth in Appendix B to this Authorization to Proceed. It is anticipated that both parties will sign such a Definitive Agreement on or before [ * ]. If the parties fail to do so, a new or revised Authorization to Proceed signed by authorized representatives of the parties defining the revised terms and activities will be necessary for BI Pharma to continue. The execution of the Definitive Agreement is subject to the approval of FibroGen’s and BI Pharma’s Board of Directors. This Authorization to Proceed is binding on the parties hereto, but does not obligate the parties to enter into the Definitive Agreement;

(2)	The services initially described in the proposed master plan dated June 30, 2006 attached to the Authorization to Proceed as Appendix A (the “Proposal”) and are now described in the proposed master plan dated [ * ] as Appendix A hereto, which shall replace the original Proposal.; and

[The reminder of this page was intentionally left blank]

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Process Development and Clinical Supply Agreement, BI Pharma/FibroGen

(3)	Except as otherwise provided herein, the Agreement has not been modified or amended and remains in full force and effect.

IN WITNESS WHEREOF, the Parties have executed this Amendment No. 3 as of the date first set forth above.

FIBROGEN, INC.
By:	/s/ Thomas B. Neff

Name:	Thomas B. Neff

Title:	CEO

Date:	13 Feb. 2007

Boehringer Ingelheim Pharma GmbH & Co. KG

By:	[ * ]	By:	[ * ]

Name:	[ * ]	Name:	[ * ]

Title:	VPBP Quality & Compliance	Title:	Corporate Lawyer

Date:	Feb. 15, 2007	Date:	Feb. 15, 2007

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Process Development and Clinical Supply Agreement, BI Pharma/FibroGen

Appendix A

[ * ]

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Process Development and Clinical Supply Agreement, BI Pharma/FibroGen

FibroGen, Inc.

225 Gateway Boulevard,

South San Francisco, California 94080

USA

25 May 2007

Expiration of Amendment No. 3 to Authorization to Proceed; Our intended discussions with regard to a new Authorization to Proceed before [ * ].

Dear Virginia.

This Letter Agreement by and between Boehringer Ingelheim Pharma GmbH & Co. KG, Birkendorfer Straße 65,88397 Biberach an der Riss (“BI Pharma”) and FibroGen, Inc., 225 Gateway Boulevard, South San Francisco, California 94080, USA (“FibroGen”) shall confirm the mutual understanding of BI Pharma and FibroGen (each individually called a “Party” and both collectively called the “Parties”), that

1.	as the Definitive Agreement and the Quality Agreement between both Parties are still in a negotiation process, and

2.	the Authorization to Proceed dated July 12, 2006 as amended on September 14, 2006 and November 14, 2006 and February 14, 2006 (the “ATP”) will expire on [ * ], and

3.	with regard to the ongoing negotiations between the Parties for a new Authorization to Proceed, which is deemed to be signed on or before [ * ], and:

4.	to avoid any situation not covered by an agreement between the Parties,

the Parties mutually acknowledge and agree that the ATP shall be valid and therefore be extended until [ * ], and therefore shall be read to be binding for both Parties until [ * ].

The Parties further agree that, except as otherwise provided in this Letter Agreement, the ATP has not been modified or amended and remains in full force and effect.

If this Letter Agreement also reflects your understanding, we would kindly ask you to sign this Letter Agreement and to send one copy back to us for our files. The other copy is for your files.

Best regards

Boehringer Ingelheim Pharma GmbH & Co. KG.

[ * ]	[ * ]
[ * ]	[ * ]
VP Process Science	Biotech Business Development

Accepted and agreed!
South San Francisco,
FibroGen, Inc.

/s/ Tom Neff
Tom Neff
CEO

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Process Development and Clinical Supply Agreement, BI Pharma/FibroGen

FibroGen, Inc.

225 Gateway Boulevard

South San Francisco

California 94080

USA

15 June 2007

Expiration of the Letter Agreement to Amendment No. 3 to Authorization to Proceed; Our intended discussions with regard to a new Authorization to Proceed before [ * ].

Dear Virginia.

This Additional Letter Agreement by and between Boehringer Ingelheim Pharma GmbH & Co. KG, Birkendorfer Straße 65,88397 Biberach an der Riss (“BI Pharma”) and FibroGen, Inc., 225 Gateway Boulevard, South San Francisco, California 94080, USA (“FibroGen”) shall confirm the mutual understanding of BI Pharma and FibroGen (each individually called a “Party” and both collectively called the “Parties”), that

1.	as the Definitive Agreement and the Quality Agreement between both Parties are still in a negotiation process, and

2.	the Authorization to Proceed dated July 12, 2006 as amended on September 14, 2006 and November 14, 2006 and February l4, 2006 and May 25, 2007 (the “ATP”) will expire on [ * ], and

3.	with regard to the ongoing negotiations between the Parties for a new Authorization to Proceed, which is deemed to be signed on or before [ * ], and

4.	to avoid any situation not covered by an agreement between the Parties,

the Parties mutually acknowledge and agree that the ATP shall be valid and therefore be extended until [ * ], and therefore shall be read to be binding for both Parties until [ * ].

The Parties further agree that, except as otherwise provided in this Additional Letter Agreement, the ATP has not been modified or amended and remains in full force and effect.

If this Additional Letter Agreement also reflects your understanding, we would kindly ask you to sign this Additional Letter Agreement and to send one copy back to us for our files. The other copy is for your files.

Best regards

Boehringer Ingelheim Pharma GmbH & Co. KG

[ * ]	[ * ]
[ * ]	[ * ]
VP Process Science	Biotech Business Development

Accepted and agreed!
South San Francisco,

/s/ Tom Neff
Tom Neff
CEO

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Process Development and Clinical Supply Agreement, BI Pharma/FibroGen

FibroGen, Inc.

225 Gateway Boulevard

South San Francisco

California 94080

USA

June 29, 2007

Expiration of the Additional Letter Agreement to Amendment No. 3 to Authorization to Proceed; Our intended discussions with regard to a new Authorization to Proceed before [ * ].

Dear Virginia.

This Second Additional Letter Agreement by and between Boehringer Ingelheim Pharma GmbH & Co. KG, Birkendorfer Straße 65,88397 Biberach an der Riss (“BI Pharma”) and FibroGen, Inc., 225 Gateway Boulevard, South San Francisco, California 94080, USA (“FibroGen”) shall confirm the mutual understanding of BI Pharma and FibroGen (each individually called a “Party” and both collectively called the “Parties”), that

1.	as the Definitive Agreement and the Quality Agreement between both Parties are still in a negotiation process, and

2.	the Authorization to Proceed dated July 12, 2006 as amended on September 14,2006 and November 14,2006 and February 14,2006 and May 25, 2007 and June 15, 2007 (the “ATP”) will expire on [ * ], and

3.	with regard to the ongoing negotiations between the Parties for a new Authorization to Proceed, which is deemed to be signed on or before [ * ], and

4.	to avoid any situation not covered by an agreement between the Parties,

the Parties mutually acknowledge and agree that the ATP shall be valid and therefore be extended until [ * ], and therefore shall be read to be binding for both Parties until [ * ].

The Parties further agree that, except as otherwise provided in this Additional Letter Agreement, the ATP has not been modified or amended and remains in full force and effect.

If this Second Additional Letter Agreement also reflects your understanding, we would kindly ask you to sign this Second Additional Letter Agreement and to send one copy back to us for our files. The other copy is for your files.

Best regards

Boehringer Ingelheim Pharma GmbH & Co. KG

[ * ]	[ * ]
[ * ]	[ * ]
VP Process Science	Biotech Business Development

Accepted and agreed!
South San Francisco,

/s/ Tom Neff
Tom Neff
CEO

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Process Development and Clinical Supply Agreement, BI Pharma/FibroGen

FibroGen, Inc.

225 Gateway Boulevard

South San Francisco

California 94080

USA

July 23, 2007

Expiration of the Additional Letter Agreement to Amendment No. 3 to Authorization to Proceed; Our intended discussions with regard to a new Authorization to Proceed before [ * ].

Dear Virginia.

This Third Additional Letter Agreement by and between Boehringer Ingelheim Pharma GmbH & Co. KG, Birkendorfer Straße 65,88397 Biberach an der Riss (“BI Pharma”) and FibroGen, Inc., 225 Gateway Boulevard, South San Francisco, California 94080, USA (“FibroGen”) shall confirm the mutual understanding of BI Pharma and FibroGen (each individually called a “Party” and both collectively called the “Parties”), that

1.	as the Definitive Agreement and the Quality Agreement between both Parties are still in a negotiation process, and

2.	the Authorization to Proceed dated July 12, 2006 as amended on September 14,2006 and November 14, 2006 and February 14, 2006 and May 25, 2007 and June 15, 2007 and June 29, 2007 (the “ATP”) will expire on [ * ], and

3.	with regard to the ongoing negotiations between the Parties for a new Authorization to Proceed, which is deemed to be signed on or before [ * ], and

4.	to avoid any situation not covered by an agreement between the Parties,

the Parties mutually acknowledge and agree that the ATP shall be valid and therefore be extended until [ * ], and therefore shall be read to be binding for both Parties until [ * ].

The Parties further agree that, -except as otherwise provided in this Third Additional Letter Agreement, the ATP has not been modified or amended and remains in full force and effect.

If this Third Additional Letter Agreement also reflects your understanding, we would kindly ask you to sign this Third Additional Letter Agreement and to send one copy back to us for our files. The other copy is for your files.

Best regards

Boehringer Ingelheim Pharma GmbH & Co. KG

[ * ]	[ * ]
[ * ]	[ * ]
VP Process Science	Biotech Business Development

Accepted and agreed!
South San Francisco,

/s/ Tom Neff
Tom Neff
CEO

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Process Development and Clinical Supply Agreement, BI Pharma/FibroGen

FibroGen, Inc.

225 Gateway Boulevard

South San Francisco

California 94080

USA

August 29, 2007

Expiration of the Additional Letter Agreement to Amendment No. 3 to Authorization to Proceed; Our intended discussions with regard to a new Authorization to Proceed before [ * ].

Dear Virginia.

This Fourth Additional Letter Agreement by and between Boehringer Ingelheim Pharma GmbH & Co. KG, Birkendorfer Straße 65,88397 Biberach an der Riss (“BI Pharma”) and FibroGen, Inc., 225 Gateway Boulevard, South San Francisco, California 94080, USA (“FibroGen”) shall confirm the mutual understanding of BI Pharma and FibroGen (each individually called a “Party” and both collectively called the “Parties”), that

1.	as the Definitive Agreement and the Quality Agreement between both Parties are still in a negotiation process, and

2.	the Authorization to Proceed dated July 12, 2005 as amended on September 14, 2006 and November 14, 2006 and February 14, 2006 and May 25, 2007 and June 15, 2007 and June 29, 2007 and July 23 (the “ATP”) will expire on [ * ], and

3.	with regard to the ongoing negotiations between the Parties for a new Authorization to Proceed, which is deemed to be signed on or before [ * ], and

4.	to avoid any situation not covered by an agreement between the Parties,

the Parties mutually acknowledge and agree that the ATP shall be valid and therefore be extended until [ * ], and therefore shall be read to be binding for both Parties until [ * ].

The Parties further agree that, except as otherwise provided in this Fourth Additional Letter Agreement, the ATP has not been modified or amended and remains in full force and effect.

If this Fourth Additional Letter Agreement also reflects your understanding, we would kindly ask you to sign this Fourth Additional Letter Agreement and to send one copy back to us for our files. The other copy is for your files.

Best regards

Boehringer Ingelheim Pharma GmbH & Co. KG

[ * ]	[ * ]
[ * ]	[ * ]
VP Process Science	Biotech Business Development

Accepted and agreed!
South San Francisco,

/s/ Tom Neff
Tom Neff
CEO

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Process Development and Clinical Supply Agreement, BI Pharma/FibroGen

Appendix 9:

Specifications, incl. shipping and packing instructions agreed by the Parties (to be attached upon agreement of the Parties)

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Process Development and Clinical Supply Agreement, BI Pharma/FibroGen

Appendix 10:

Other Improvements

[ * ]

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Process Development and Clinical Supply Agreement, BI Pharma/FibroGen

Appendix 11:

Description of the “BI Pharma Contribution”

[ * ]

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Process Development and Clinical Supply Agreement, BI Pharma/FibroGen

Appendix 12:

Description of the “FibroGen Contribution”

[ * ]

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Process Development and Clinical Supply Agreement, BI Pharma/FibroGen

Appendix 13:

Bill and Hold Provisions

1.	BI Pharma shall be entitled to invoice FibroGen for Product held on a bill and hold basis when such Product has been accepted by FibroGen.

2.	BI Pharma shall store such Product under appropriate cGMP conditions as set forth in applicable written standard operating procedures pertaining to the storage of similar items by BI Pharma on its own behalf or, in the alternative, pursuant to written agreement of the Parties.

3.	FibroGen shall arrange for insurance for the Product stored at BI Pharma. Provided that BI Pharma has complied with the requirements of cGMP and any applicable standard operating procedures, including any storage procedures agreed by the Parties, BI Pharma shall not be liable for deterioration in Product. BI Pharma be liable for deterioration of or other damage to the Product that result from its failure to comply with the requirements of cGMP and any applicable standard operating procedures, including any storage procedures agreed by the Parties.

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.